SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14 (a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.___)

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ZST DIGITAL NETWORKS, INC.

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ZST DIGITAL NETWORKS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of ZST Digital Networks, Inc., a Delaware corporation (the “Company”) to be held at the Company’s principal executive offices located at 206 Tongbo Street, Boyaxicheng Second Floor, Zhengzhou City, Henan Province, People’s Republic of China 450007, on August 17, 2011 at 10 a.m. local time.

The Annual Meeting of the Company is being held for the following purposes:

1.	To elect the following persons to serve as directors:

Zhong Bo,
Zhong Lin,
Yang Ai Mei,
Tian Li Zhi,
Liu Hui Fang, andZhang Jian’sheng.

2.	To ratify the appointment of BDO China Li Xin Da Hua CPA Co., Ltd. as the independent registered public accounting firm of the Company for the year ending December 31, 2011;

3.	To approve an increase in the number of shares authorized for issuance under the ZST Digital Networks, Inc. 2010 Omnibus Incentive Plan from 500,000 to 1,000,000; and

4.	To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors recommends a vote “for” the director nominees and “for” each proposal listed above.

The Board of Directors has fixed the close of business on July 6, 2011 as the record date (the “Record Date”) for determining those stockholders who will be entitled to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on August 17, 2011.  The 2011 Proxy Statement and the Annual Report to Stockholders for the year ended December 31, 2011 are also available at http://www.zstdigital.com/english/Shareholder.asp?menu_id=12 .

The Company’s Annual Report to Stockholders for the year ended December 31, 2010 is enclosed with this notice.  The following proxy statement and enclosed proxy card is being sent to each stockholder as of the Record Date. You are cordially invited to attend the Annual Meeting, but if you do not expect to attend, or if you plan to attend, but desire the proxy holders to vote your shares, please date and sign your proxy card and return it in the enclosed postage paid envelope. The giving of this proxy card will not affect your right to vote in person in the event you find it convenient to attend. Please return the proxy card promptly to avoid the expense of additional proxy solicitation.

FOR THE BOARD OF DIRECTORS

/s/ Zhong Bo
Zhong Bo
Chief Executive Officer and
Chairman of the Board of Directors

Dated:  July 15, 2011
Zhengzhou, China

ZST DIGITAL NETWORKS, INC.

PROXY STATEMENT

For Annual Meeting of Stockholders to be held
August 17, 2011 at 10 a.m. local time

This proxy statement is delivered to you by ZST Digital Networks, Inc. (“we,” “us,” the “Company,” or “ZST”), a Delaware corporation, in connection with the Annual Meeting of Stockholders of the Company to be held at the Company’s offices located at 206 Tongbo Street, Boyaxicheng Second Floor, Zhengzhou City, Henan Province, People’s Republic of China 450007, on August 17, 2011 at 10 a.m. local time (the “Annual Meeting”). The approximate mailing date for this proxy statement and the enclosed proxy is July 19, 2011.

The purpose of the Annual Meeting is to seek stockholder approval of three proposals:

(1) electing the following persons to serve as directors:

Zhong Bo,
Zhong Lin,
Yang Ai Mei,
Tian Li Zhi,
Liu Hui Fang, andZhang Jian’sheng.

(2) ratifying the appointment of BDO China Li Xin Da Hua CPA Co., Ltd., a BDO member firm (“BDO China”), as the Company’s independent registered public accounting firm for the year ending December 31, 2011; and

(3) approving an increase in the number of shares authorized for issuance under the ZST Digital Networks, Inc. 2010 Omnibus Incentive Plan from 500,000 to 1,000,000.

Annual Report

Our annual report to stockholders for the year ended December 31, 2010 is being concurrently provided to each stockholder at the time we send this proxy statement and the enclosed proxy and is not to be considered a part of the proxy-soliciting material.

Quorum; Voting Rights

Holders of our common stock of record at the close of business on July 6, 2011 (the “Record Date”) will be entitled to vote at the Annual Meeting. There were 11,680,798 shares of common stock outstanding as of the Record Date. Each share of our common stock is entitled to one vote, and the presence, in person or by proxy, of holders of a majority of the outstanding shares of our common stock, is necessary to constitute a quorum for the Annual Meeting.  If a quorum is not present at the Annual Meeting, we expect that the Annual Meeting will be adjourned to solicit additional proxies. Stockholders may not cumulate their votes.

Voting Your Proxy

Your vote is important. Your shares can be voted at the Annual Meeting only if you are present in person or represented by proxy.  Stockholders who hold shares of our company in “street name” may vote at the Annual Meeting only if they hold a valid proxy from their broker.  Even if you plan to attend the Annual Meeting, we urge you to vote in advance. If you choose to vote by mail, simply mark your proxy card, and then date, sign and return it in the postage-paid envelope provided.

Stockholders who hold their shares beneficially in street name through a nominee (such as a bank or broker) may be able to vote by telephone, the Internet or mail. You should follow the instructions you receive from your nominee to vote those shares. If you are a stockholder who owns shares through a nominee and attends the Annual Meeting, you should bring a letter from your nominee identifying you as the beneficial owner of the shares and acknowledging that you will vote your shares.

Counting of Votes

If a proxy in the accompanying form is duly executed and returned, the shares represented by the proxy will be voted as directed. If no direction is given, the shares represented by the proxy will be voted for (1) the election of the nominees for director named herein; (2) the appointment of BDO China as the Company’s independent registered public accounting firm for the year ending December 31, 2011; and (3) the approval of an increase in the number of shares authorized for issuance under the ZST Digital Networks, Inc. 2010 Omnibus Incentive Plan from 500,000 to 1,000,000. All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Representatives of our transfer agent will assist us in the tabulation of the votes.

Abstentions and Broker Non-Votes

An abstention is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote.

Brokers that hold shares of common stock in “street” name for customers that are the beneficial owners of those shares may generally vote on routine matters. However, brokers generally do not have discretionary voting power (i.e. they can not vote) on non-routine matters without specific instructions from their customers. Proposals are determined to be routine or non-routine matters based on the rules of the various regional and national exchanges of which the brokerage firm is a member. A broker “non-vote” occurs when a broker’s customer does not provide the broker with voting instructions on a non-routine matter.

Refer to each proposal for a discussion of the effect of abstentions and broker non-votes on determining the presence of a quorum and on the results of each proposal.

Revoking Your Proxy

Any proxy given may be revoked at any time prior to its exercise by notifying the Corporate Secretary of the Company in writing of such revocation, by duly executing and delivering another proxy bearing a later date, or by attending and voting in person at the Annual Meeting. The Company’s principal executive office is located at 206 Tongbo Street, Boyaxicheng Second Floor, Zhengzhou City, Henan Province, People’s Republic of China 450007.

Appraisal Rights

Under the Delaware Code, stockholders entitled to vote will not have any dissenters' rights of appraisal in connection with any of the matters to be voted on at the Annual Meeting, and we will not independently provide stockholders with any such right.

Solicitation of Proxies

The cost of this solicitation of proxies will be borne by the Company.  In addition, the Company will solicit stockholders by mail, and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of ZST registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. The Company may use the services of its officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.

Delivery of Proxy Materials to Households

“Householding” is a program, approved by the Securities and Exchange Commission (the “SEC”), which allows companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy material to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our common stock in street name, your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account, or call or write us at the following address or phone number: ZST Digital Networks, Inc., 206 Tongbo Street, Boyaxicheng Second Floor, Zhengzhou City, Henan Province, People’s Republic of China 450007, by telephone at (86) 371-6771-6850. If you hold shares of our common stock in your own name as a holder of record, “householding” will not apply to your shares.

Interest of Executive Officers and Directors

None of the Company’s executive officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting, except, to the extent that the executive officers and directors are eligible to receive awards under the 2010 Omnibus Incentive Plan, and with respect to each director, to the extent that a director is named as a nominee for election to the Board of Directors.

PROPOSAL NO. 1 ELECTION OF DIRECTORS

The Company currently has six authorized members on its Board of Directors. The Company’s bylaws give the Board of Directors the authority to increase or decrease the number of directors.  The current members of the Company’s Board of Directors are Zhong Bo, Zhong Lin, Yang Ai Mei, Tian Li Zhi, Liu Hui Fang and Zhang Jian’sheng.  All of the persons whom currently serve on the Board of Directors will be standing for re-election.

Upon the recommendation of the Nominating Committee, the Board of Directors has nominated Zhong Bo, Zhong Lin, Yang Ai Mei, Tian Li Zhi, Liu Hui Fang and Zhang Jian’sheng as nominees for election as directors. If elected, they will serve for a term expiring at our annual meeting of stockholders in 2012.

Each of the nominees has advised the Company of their willingness to serve as a member of the Company’s Board of Directors if elected. You can find information about the nominees below under the section “Board of Directors and Executive Officers.”

If elected, the nominees will serve as directors until the Company’s Annual Meeting of Stockholders in 2012, or until their successors are elected and qualified.  If a nominee declines to serve or becomes unavailable for any reason, the proxies may be voted for such substitute nominee as the proxy holders may designate.

Vote Required

You may vote in favor of any or all of the nominees or you may withhold your vote as to any or all of the nominees. In order to elect a nominee, the affirmative vote of a plurality of the votes of the shares in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is necessary for the election of the nominee for director, assuming a quorum is present. “Plurality” means that the nominees receiving the largest number of votes are elected as directors up to the maximum number of directors to be elected at the Annual Meeting.  If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of all of the nominees. Abstentions and broker non-votes will count toward the presence of a quorum, but will not be counted as votes cast and will have no effect on the result of the vote.

In the past, if you held your shares in “street” name and you did not indicate how you wanted your shares to be voted in the election of directors, your broker was allowed to vote those shares on your behalf in the election of directors as they felt appropriate. Recent changes in regulations were made to take away the ability of your broker to vote your uninstructed shares in the election of directors on a discretionary basis. Thus, if you hold your shares in “street” name and you do not instruct your broker how to vote in the election of directors, a broker non-vote will occur and no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE DIRECTOR-NOMINEES.

PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has recommended the appointment of BDO China Li Xin Da Hua CPA Co., Ltd., a BDO member firm (“BDO China”), as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.  BDO China, which has served as ZST’s independent accountant since April 15, 2010, conducted the audited the Company’s financial statements for the years ended December 31, 2010 and 2009.   The stockholders are being requested to ratify the appointment of BDO China at the Annual Meeting.  The Company anticipates that a representative of BDO China will attend the Annual Meeting. The representatives will have an opportunity to make a statement and to respond to appropriate stockholder questions.

Fees to Independent Registered Public Accounting Firm for Fiscal Years 2010 and 2009

During the fiscal years ended December 31, 2010 and 2009, we retained BDO China Li Xin Da Hua CPA Co., Ltd to provide services as follows:

	Fees for the Year Ended December 31,
	2010	2009
Audit fees (1)	$162,000	$458,500
Audit-related fees (2)	-	-
Tax fees (3)	-	3,500
All other fees (4)	-	-

Total audit and non-audit fees	$162,000	$462,000

(1)
These are fees for professional services performed by our principal accountants for the audit of our annual financial statements, review of our quarterly reports, and review of our Registration Statements.

(2)
No fees were billed for each of fiscal year 2010 and fiscal year 2009 for assurance and related services by our principal accountants reasonably related to the performance of the audit or review of the Company’s financial statements.

(3)	These are tax return preparation fees for fiscal year 2009 paid to our principal accountants. No fees were billed for fiscal year 2010.
(4)	No fees were billed for each of fiscal year 2010 and fiscal year 2009 for products and services provided by our principal accountants, other than the services reported above.

Pre-Approval Policy

In accordance with our Audit Committee Charter, the Audit Committee pre-approves all auditing services and permitted non-audit services, if any, including tax services, to be performed for us by our independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The scope of the pre-approval shall include pre-approval of all fees and terms of engagement. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

Vote Required

You may vote in favor or against this proposal or you may abstain from voting. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of BDO China as ZST’s independent registered public accounting firm, assuming a quorum is present.  If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the appointment of BDO China as ZST’s independent registered public accounting firm.  Abstentions will count toward the presence of a quorum and will have the same effect as votes cast against the proposal.  Generally, brokers and other nominees that do not receive instructions are entitled to vote on the ratification of the appointment of our independent registered public accounting firm.  However, should a broker non-vote occur, it would be treated as present and entitled to vote solely for purposes of determining the presence of a quorum, but it would have no effect on the outcome of the matter (i.e. it will be neither a vote “for” nor “against” the proposal).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY
THE APPOINTMENT OF BDO CHINA LI XIN DA HUA CPA CO., LTD.

PROPOSAL NO. 3 APPROVAL OF AMENDMENT TO ZST DIGITAL NETWORKS, INC. 2010 OMNIBUS INCENTIVE PLAN – INCREASE IN AUTHORIZED SHARES FOR ISSUANCE

The Company currently maintains the ZST Digital Networks, Inc. 2010 Omnibus Incentive Plan (the “Plan” in order to provide an incentive to attract and retain eligible personnel performing services for the Company and to motivate such persons to contribute to the growth and profitability of the Company.

The Plan currently has a total of 500,000 shares reserved for issuance under the Plan.  As of March 31, 2011, approximately 277,500 shares reserved for such issuance has either been issued or options have been issued for exercise for issuance for such reserved shares, such that there are approximately 222,500 shares currently available for issuance under the Plan.  Therefore, in order to continue to have available a reasonable number of shares to provide such incentives, the Board believes that it is in the best interests of the Company and its stockholders to amend and restate the Plan to increase the maximum number of shares of the Company’s common stock that may be issued under the Plan from 500,000 to 1,000,000 shares (the “Amended Plan”).  The Board of Directors has approved for recommendation to the stockholders for approval the Amended Plan.

The Amended Plan shall become effective if, and when, approved by our stockholders at the Annual Meeting.

See “Executive Compensation—ZST Digital Networks, Inc. 2010 Omnibus Incentive Plan ,” below, for additional regarding the Plan.

The form of the proposed Amendment No. 1 to the Plan is attached to this proxy statement as Appendix A and is incorporated herein by reference.

Vote Required

You may vote in favor or against this proposal or you may abstain from voting. The affirmative vote of a majority of votes cast at the Annual Meeting is required for approval of the amendment to the ZST Digital Networks, Inc. 2010 Omnibus Incentive Plan, assuming a quorum is present.  If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of approval of the amendment to the ZST Digital Networks, Inc. 2010 Omnibus Incentive Plan.  Abstentions will count toward the presence of a quorum and will have the same effect as votes cast against the proposal. Generally, brokers and other nominees that do not receive instructions are entitled to vote on the approval of the Incentive Plan.  However, should a broker non-vote occur, it would be treated as present and entitled to vote solely for purposes of determining the presence of a quorum, but it would have no effect on the outcome of the matter (i.e. it will be neither a vote “for” nor “against” the proposal).  If the stockholders do not approve the amendment to the ZST Digital Networks, Inc. 2010 Omnibus Incentive Plan, it will not be implemented, but the Company reserves the right to adopt such other compensation plans and programs as it deems appropriate and in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO ZST DIGITAL NETWORKS, INC. 2010 OMNIBUS INCENTIVE PLAN

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Information Concerning Director Nominees

Our executive officers, our current directors, and our director nominees who have been nominated for election as directors at the Annual Meeting, the positions held by them and their ages as of the date of this proxy statement:

Name	Age	Position
Zhong Bo	60	Chief Executive Officer, Chairman of the Board and director nominee
Zhong Lin	30	Chief Operating Officer, Director and director nominee
Yang Ai Mei(1)	60	Director and director nominee
Tian Li Zhi(2)	38	Director and director nominee
Liu Hui Fang(3)	33	Director and director nominee
Zhang Jian’sheng(4)	47	Director and director nominee

(1)	Member of the Audit Committee.
(2)	Chairman of the Nominating Committee and member of the Audit Committee and Compensation Committee.
(3)	Chairman of the Audit Committee and the Compensation Committee.
(4)	Member of the Nominating Committee.

Zhong Bo has served as Chief Executive Officer and Chairman of the Board of the Company since January 9, 2009 and has been chairman of the board of Zhengzhou Shenyang Technology Company Limited, a wholly-owned subsidiary of the Company (“Zhengzhou ZST”), since 1996. He has also served as the director of the Henan Association for the Promotion of Non-Governmental Entrepreneurs since July 1999, as the President of the Federation of Industry and Commerce (General Chamber of Commerce) since January 2001 and as a committee member of the Chinese People’s Political Consultative Conference since January 2004. From October 1989 to September 1992, Mr. Zhong served as the manager of the Zhengzhou and Luoyang Offices of Beijing CEC Video & Audio Technology Jointly Developed Corporation. From September 1970 to September 1989, Mr. Zhong served as the technical principal of the Zhumadian Branch of the Wuhan Times Academy of Sciences. Mr. Zhong obtained a degree in Electronics in September 1989 from the Electronic Engineering Department of Tsinghua University and a Master’s degree in Business Management in 2003 from Asia International Open University in Macau.  The Company believes that Mr. Zhong’s business expertise and management positions give him the qualifications and skills to serve as a director.

Zhong Lin has served as Chief Operating Officer and a Director of the Company since January 9, 2009 and has served as general manager of Zhengzhou ZST since January 2008. Prior to serving as general manager, Mr. Zhong served as the manager of the system integration department of Zhengzhou ZST, from April 2005 to December 2007. From 1997 to 2001, Mr. Zhong studied Computer Information Management at Nanjing University of Science and Technology.  The Company believes that Mr. Zhong’s business expertise and management positions give him the qualifications and skills to serve as a director.

Yang Ai Mei has served on the Company’s Board of Directors since January 9, 2009.  Ms. Yang has served as managing director of Zhengzhou Guangda Textiles Co., Ltd., a cotton manufacturing company, since May 1995, where she has worked since 1988. From January 1978 to January 1988, Ms. Yang was the manager of Zhongyuan Labour Services Company, a company which engages in the sale and trade of textiles. Ms. Yang received a Bachelor of Economics in the field of Management in 1975 from Zheng Zhau University.  The Company believes that Ms. Yang’s business expertise and management positions give her the qualifications and skills to serve as a director.

Tian Li Zhi has served as member of the Company’s Board of Directors since January 9, 2009.  Ms. Tian has been employed as an attorney for the Henan Image Law Firm since May 2000. From May 1997 to May 2000, Ms. Tian was a legal consultant for Zhengzhou Asia Group, a company which manages commercial properties. Ms. Tian received a law degree in 1997 from Zheng Zhau University.  The Company believes that Ms. Tian’s legal expertise give her the qualifications and skills to serve as a director.

Liu Hui Fang has served as a Director of the Company since January 9, 2009.  Ms. Liu has served as finance manager of Henan Zhongfu Container Co., Ltd., a company which engages in the production and sale of plastic packaging, since August 2002. From July 1999 to August 2002, Ms. Liu served as chief accountant of Zhengzhou Fukang Medical Equipment Co., Ltd., a distributor of medical equipment. Ms. Liu received a degree in business accounting in 1999 from Henan Business College. She is also a member of The Chinese Institute of Certified Public Accountants.  The Company believes that Ms. Liu’s business and financial expertise give her the qualifications and skills to serve as a director.

Zhang Jian’sheng has served as a director of the Company since August 23, 2010.  Mr. Zhang has served as president of Ji Lin Da Qing Stone Material Co., Ltd., a stone material-related research, mining and production company, since January 2008.  From January 2005 to December 2007, Mr. Zhang served as sales manager of An Shan Fibre Technology (Beijing) Co., Ltd., a company that engages in andesite fiber research.  Mr. Zhang received a degree in Compound Command and Political Theory from the Land Force College of Xin Yang in 1991 and 1994, respectively.  The Company believes that Mr. Zhang’s business expertise and management positions give him the qualifications and skills to serve as a director.

Except as noted above, the above persons do not hold any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act.

Executive Officers

The following table sets forth certain information with respect to our executive officers who are not also members of the Company’s Board of Directors. For information concerning Zhong Bo, our Chief Executive Officer, see “Information Concerning Director Nominees” above.

Name	Age	Positions
Henry H. Ngan	37	Chief Financial Officer

Xue Na	33	Corporate Secretary, Deputy General Manager and President of the Labor Union

Henry H. Ngan, has served as the Chief Financial Officer of the Company since March 18, 2011. Prior to joining the Company, Mr. Ngan served as the Chief Financial Officer of Highpower International, Inc. from February 2009 to January 2011. Prior to that, Mr. Ngan served as Vice President and Senior Equity Analyst at Brean Murray Carret & Co. in New York City from July 2008 to 2009. Mr. Ngan also served as an Equity Research Analyst at Buckingham Research Group in New York from June 2004 to January 2008 and at Robotti & Company from October 2002 until June 2004. Mr. Ngan received a bachelor’s degree in Accounting from the University at Albany, State University of New York in 1995 and an MBA in Finance and Information & Communication Systems from Fordham University in 2004. Mr. Ngan is a Certified Public Accountant in the State of New York.

Xue Na has served as Corporate Secretary of the Company since December 11, 2009 and as the Company’s General Manager and President of the Labor Union since January 9, 2009.  Ms. Xue has served as deputy general manager of Zhengzhou ZST since September 2005 and as president of the labor union for Zhengzhou ZST since 2003. From January 2002 to August 2005, Ms. Xue served as the assistant general manager of Zhengzhou ZST and from July 1997 to December 2001, she held the position of office director of Zhengzhou ZST. Ms. Xue received her MBA in 2002 from Asia International Open University (Macau). From 1995 to 1997, Ms. Xue studied public relations at Zhengzhou Huanghe Science and Technology College.

Family Relationships

Zhong Bo is the father of Zhong Lin.  Except as noted herein, there are no family relationships among of the directors and executive officers.

Legal Proceedings

The Company is not aware of any legal proceedings in which any director, nominee, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such director, nominee, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries

There have been no events under any bankruptcy act, no criminal proceedings and no judgments, injunctions, orders or decrees material to the evaluation of the ability and integrity of any director, nominee, executive officer, promoter or control person of the Company during the past ten years.

CORPORATE GOVERNANCE AND BOARD MATTERS

The Board of Directors and Committees

Board Composition

Subject to certain exceptions, under the listing standards of the NASDAQ Global Market, a listed company’s board of directors must consist of a majority of independent directors. Currently, our board of directors has determined that each of the following non-management directors, Yang Ai Mei, Tian Li Zhi, Zhang Jian’sheng, and Liu Hui Fang, is an “independent” director as defined by the listing standards of the NASDAQ Global Market currently in effect and approved by the SEC and all applicable rules and regulations of the SEC. All members of the Audit, Compensation and Nominating Committees satisfy the “independence” standards applicable to members of each such committee. The board of directors made this affirmative determination regarding these directors’ independence based on discussions with the directors and on its review of the directors’ responses to a standard questionnaire regarding employment and compensation history; affiliations, family and other relationships; and transactions with the Company. The board of directors considered relationships and transactions between each director or any member of his immediate family and the Company and its subsidiaries and affiliates. The purpose of the board of directors’ review with respect to each director was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent under the NASDAQ Global Market rules.

Audit Committee

We established our Audit Committee in February 2009. The Audit Committee currently consists of Liu Hui Fang, Yang Ai Mei and Tian Li Zhi, each of whom is an independent director.  Liu Hui Fang serves as the Chairman of the Audit Committee and the “audit committee financial expert” as defined under Item 407(d) of Regulation S-K.  The purpose of the Audit Committee is to represent and assist our Board of Directors in its general oversight of our accounting and financial reporting processes, audits of the financial statements and internal control and audit functions. The Audit Committee’s responsibilities include:

•
The appointment, replacement, compensation, and oversight of work of the independent auditor, including resolution of disagreements between management and the independent auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or performing other audit, review or attest services.

•
Reviewing and discussing with management and the independent auditor various topics and events that may have significant financial impact on our Company or that are the subject of discussions between management and the independent auditors.

The Board of Directors has adopted a written charter for the Audit Committee. A copy of the Audit Committee Charter is posted on our corporate website at:  www.shenyangkeji.com.

Compensation Committee

We established our Compensation Committee in February 2009. The Compensation Committee currently consists of Liu Hui Fang and Tian Li Zhi, each of whom is an independent director.  Liu Hui Fang serves as the Chairman of the Compensation Committee.  The Compensation Committee is responsible for the design, review, recommendation and approval of compensation arrangements for our directors, executive officers and key employees, and for the administration of our equity incentive plans, including the approval of grants under such plans to our employees, consultants and directors. The Compensation Committee also reviews and determines compensation of our executive officers, including our Chief Executive Officer. The Board of Directors has adopted a written charter for the Compensation Committee. A copy of the Compensation Committee Charter is posted on our corporate website at: www.shenyangkeji.com.

Nominating Committee

We established our Nominating Committee in February 2009. The Nominating Committee currently consists of Tian Li Zhi and Zhang Jian’sheng, each of whom is an independent director. Tian Li Zhi is the Chairman of the Nominating Committee.   The Nominating Committee assists in the selection of director nominees, approves director nominations to be presented for stockholder approval at our annual general meeting and fills any vacancies on our Board of Directors, considers any nominations of director candidates validly made by stockholders, and reviews and considers developments in corporate governance practices. The Board of Directors has adopted a written charter for the Nominating Committee. A copy of the Nominating Committee Charter is posted on our corporate website at:  www.shenyangkeji.com.

Attendance of Directors at Board Meetings and Annual Meeting of Stockholders

During the year ended December 31, 2010, the Board of Directors met two times, the Audit Committee met four times, the Compensation Committee met three times and the Nominating Committee met three times. Each director attended at least 75% of the aggregate number of meetings held by (i) the Board of Directors and (ii) those committees of the Board of Directors on which they served. The Company does not have a policy requiring its directors to attend the Annual Meeting of Stockholders.

The Director Nomination Process

The Nominating Committee considers nominees from all sources, including stockholders. Stockholder nominees are evaluated by the same criteria used to evaluate potential nominees from other sources. The Board of Directors will consist of a majority of directors who qualify as “independent” directors within the meaning of the listing standards of the NASDAQ Global Market, as the same may be amended from time to time. Minimally, nominees should have a reputation for integrity, honesty and adherence to high ethical standards. They should have demonstrated business experience and the ability to exercise sound judgment in matters related to the current and long-term objectives of the Company, and should be willing and able to contribute positively to the decision-making process of the Company. In addition, they should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of the Company or to fulfill the responsibilities of a director.

Although the Company does not have a policy regarding diversity, the value of diversity on the Board of Directors is considered and the particular or unique needs of the Company shall be taken into account at the time a nominee is being considered.  The Nominating Committee seeks a broad range of perspectives and considers both the personal characteristics (gender, ethnicity, age) and experience (industry, professional, public service) of directors and prospective nominees to the Board.  Additionally, the Nominating Committee considers the respective qualifications needed for directors serving on various committees of the Board, and serving as chairs of such committees, should be taken into consideration. In recruiting and evaluating nominees, the Nominating Committee considers the appropriate mix of skills and experience and background needed for members of the Board and for members of each of the Board’s committees, so that the Board and each committee has the necessary resources to perform its respective functions effectively. The Nominating Committee also believes that a prospective nominee should be willing to limit the number of other corporate boards on which he or she serves so that the proposed director is able to devote adequate time to his or her duties to the Company, including preparing for and attending board and committee meetings. In addition, the re-nomination of existing directors is not viewed as automatic, but based on continuing qualification under the criteria set forth above. In addition, the Nominating Committee will consider the existing director’s performance on the Board and on any committee on which such director serves, which will include attendance at board and committee meetings.

Director Nominees by Stockholders. The Nominating Committee will consider nominees recommended in good faith by our stockholders as long as these nominees for the appointment to the Board of Directors meet the requirements set forth above. Possible candidates who have been suggested by stockholders are evaluated by the Nominating Committee in the same manner as are other possible candidates.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board of Directors is composed of the following two Board members: Liu Hui Fang (Chair) and Tian Li Zhi.  No member of the Compensation Committee is a former or current officer or employee of the Company or had any relationship requiring disclosure under Item 404 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.  No interlocking relationship exists between our board of directors and the board of directors or compensation committee of any other company.

Board Leadership Structure and Role in Risk Oversight

The Board of Directors does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board of Directors believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. The Board has determined that having the Company's Chief Executive Officer serve as Chairman is in the best interest of the Company's stockholders at this time. This structure makes the best use of the Chief Executive Officer's extensive knowledge of the Company and its industry, as well as fostering greater communication between the Company's management and the Board.

Tian Li Zhi serves as the Company’s Lead Independent Director.  The Lead Independent Director advises the Chairperson of the Board of Directors or otherwise undertakes the following:

•
assesses the quality, quantity and timeliness of the flow of information from management as necessary for the independent directors to perform their duties effectively and responsibly, including requesting that certain material be included in materials prepared for the Board of Directors by management; and

•
moderates executive sessions of the Board’s independent directors and acts as a liaison between the independent directors and the Chairperson of the Board and/or Chief Executive Officer on appropriate issues.

Companies face a variety of risks, including credit risk, liquidity risk, and operational risk. The Board of Directors believes an effective risk management system will (1) timely identify the material risks that the Company faces, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or Audit Committee, (3) implement appropriate and responsive risk management strategies consistent with Company's risk profile, and (4) integrate risk management into Company decision-making.

The Board has designated the Audit Committee to take the lead in overseeing risk management and the Audit Committee discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

In addition to the formal compliance program, the Board encourages management to promote a corporate culture that incorporates risk management into the Company's corporate strategy and day-to-day business operations. The Board also continually works, with the input of the Company's executive officers, to assess and analyze the most likely areas of future risk for the Company.

Executive Sessions

Non-management directors meet in executive sessions without our management. Non-management directors are those directors who are not also our executive officers and include directors, if any, who are not independent by virtue of the existence of a material relationship with our company. Executive sessions are led by our Audit Committee Chairman.  An executive session is typically held in conjunction with each regularly scheduled Audit Committee meeting and other sessions may be called by the Audit Committee Chairman in his own discretion or at the request of the Board of Directors.

Code of Business Conduct and Ethics

Our Board of Directors has adopted a code of ethics, which applies to all our directors, officers and employees. Our code of ethics is intended to comply with the requirements of Item 406 of Regulation S-K.  A copy of our code of ethics will be posted on our corporate website at  www.shenyangkeji.com.  We will provide our code of ethics in print without charge to any stockholder who makes a written request to:  Corporate Secretary, ZST Digital Networks, Inc., 206 Tongbo Street, Boyaxicheng Second Floor, Zhengzhou City, Henan Providence, People’s Republic of China 450007. Any waivers of the application and any amendments to our code of ethics must be made by our Board of Directors. Any waivers of, and any amendments to, our code of ethics will be disclosed promptly on our corporate website.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Exchange Act requires the Company’s directors and officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership of the Company’s securities with the SEC on Forms 3, 4 and 5. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on the Company’s review of the copies of the forms received by it during the fiscal year ended December 31, 2010 and written representations that no other reports were required, the Company believes that the following person(s) who, at any time during such fiscal year, was a director, officer or beneficial owner of more than 10% of the Company’s common stock failed to comply with all Section 16(a) filing requirements during such fiscal years:

Name	Number of Late Reports	Number of Transactions not Reported on a Timely Basis	Failure to File a Required Form
John Fan Chen	1	1	Form 4
Zhong Bo	1	1	Form 4

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE.

Share Exchange

On January 9, 2009, we completed the Share Exchange with World Orient Universal Limited, the Company’s wholly-owned subsidiary (“World Orient”), and the former stockholders of World Orient. At the closing, World Orient became our wholly-owned subsidiary and 100% of the issued and outstanding securities of World Orient were exchanged for securities of the Company. An aggregate of 806,408 shares of common stock were issued to the stockholders of World Orient. As of the close of the Share Exchange, the former stockholders of World Orient owned approximately 22% of our issued and outstanding common stock.

Upon the closing of the Share Exchange, the Company’s Board of Directors resigned in full and appointed Zhong Bo, Zhong Lin, Yang Ai Mei, Tian Li Zhi, Sheng Yong and Liu Hui Fang to the Board of Directors of our Company, with Zhong Bo serving as Chairman. The Company’s Board of Directors also appointed Zhong Bo as Chief Executive Officer, Zeng Yun Su as Chief Financial Officer and Corporate Secretary, Zhong Lin as Chief Operating Officer and Xue Na as Deputy General Manager and President of the Labor Union, each of whom were executive officers and/or directors of Zhengzhou ZST. Also in connection with the Share Exchange, we paid $350,000 to WestPark Capital, Inc., the placement agent in the private placement (“WestPark”), and $125,000 to a third party unaffiliated with the Company, SRKP 18, Inc. or WestPark.

Purchase Right and Share and Warrant Cancellation,

On January 14, 2009, Zhong Bo, our Chief Executive Officer and Chairman of the Board, Wu Dexiu, Huang Jiankang, Sun Hui and Li Yuting (the “ZST Management”) each entered into a Common Stock Purchase Agreement pursuant to which the Company issued and the ZST Management agreed to purchase an aggregate of 5,090,315 shares of our common stock at a per share purchase price of $0.6907 (the “Purchase Right”). The purchase price for the shares was paid in full on May 25, 2009. Each of the stockholders and warrantholders of the Company prior to the Share Exchange agreed to cancel 0.3317 shares of common stock and warrants to purchase 0.5328 shares of common stock held by each of them for each one (1) share of common stock purchased by the ZST Management pursuant to the Purchase Right (the “Share and Warrant Cancellation”). Pursuant to the Share and Warrant Cancellation, an aggregate of 1,688,532 shares of common stock and warrants to purchase 2,712,283 shares of common stock held by certain of our stockholders and warrantholders prior to the Share Exchange were cancelled.

Private Placement and Underwriting Services

Richard Rappaport, our President and one of our controlling stockholders prior to the Share Exchange, indirectly holds a 100% interest in WestPark. Anthony C. Pintsopoulos, our officer, director and significant stockholder prior to the Share Exchange, is the Chief Financial Officer of WestPark. Kevin DePrimio and Jason Stern, each employees of WestPark, are also stockholders of the Company. Thomas J. Poletti is a former stockholder of the Company and a partner of K&L Gates LLP, our U.S. legal counsel.  Richard Rappaport is the sole owner of the membership interests of WestPark Capital Financial Services, LLC.  Each of Messrs. Rappaport and Pintsopoulos resigned from all of their executive and director positions with the Company upon the closing of the Share Exchange.

WestPark, the placement agent for our $4.98 million equity financing, received a commission equal to 12% of the gross proceeds from the financing plus a 4% non-accountable expense allowance. No other consideration was paid to WestPark or SRKP 18, Inc. in connection with the Share Exchange or Private Placement. Furthermore, in connection with the initial closing of the Private Placement, the Company issued a promissory note in the principal amount of $170,000, bearing no interest (the “Note”), to WestPark Capital Financial Services, LLC, the parent company of WestPark. The principal was due and payable by us on or before the earlier of (a) thirty (30) days from the date of issuance of the Note or (b) upon the receipt by us of at least $4 million in the Private Placement.  We repaid the Note in full on January 23, 2009 using the proceeds from the second closing of the Private Placement.

In addition, WestPark acted as a co-underwriter, along with Rodman & Renshaw, LLC, in our public offering that we closed in October 2009.  We sold a total of 3,125,000 shares of common stock in the public offering at $8.00 per share, for gross proceeds of approximately $25 million.  As compensation for its services, WestPark received discounts, commissions and management fees of $348,136, a non-accountable expense allowance of $100,000, and reimbursement of roadshow expenses of approximately $6,100 and legal counsel fees (excluding blue sky fees) of $40,000.  WestPark also received a five-year warrant to purchase 62,500 shares of our common stock at an exercise price of $10.00 per share.

Patent License Agreement and Patent Transfer

Prior to January 2009, the Company relied upon a patent licensed from its Chief Executive Officer and Chairman of the Board, Zhong Bo, which granted rights to intellectual property that are necessary or useful for our business. Mr. Zhong transferred the patent to the Company in January 2009 through application to SIPO for the transfer of the patent to Zhengzhou ZST. SIPO accepted the application on December 31, 2008 and the patent transfer to Zhengzhou ZST was approved on January 9, 2009. Mr. Zhong did not receive any additional consideration for the transfer of the intellectual property rights to the Company, other than the execution of the patent license agreement being a condition to the closing of the Share Exchange.

Retention Agreement

On November 14, 2009 (the “Effective Date”), the Company entered into a Retention Agreement with Zhong Lin, the Chief Operating Officer of the Company, a member of the Board of Directors of the Company and son of Zhong Bo, the Chief Executive Officer and Chairman of the Board of Directors of the Company (the “Retention Agreement”).  Pursuant to the Retention Agreement, Mr. Zhong will receive a one-time retention payment equal to $285,000 (the “Retention Amount”) if Mr. Zhong remains continuously employed with the Company for a period of 24 months from the Effective Date (the “Expiration Date”).  The Company advanced the entire Retention Amount upon the Effective Date, which will be earned ratably over a period of 24 months.  Upon the occurrence of certain termination events (the “Disqualifying Termination Date”), Mr. Zhong will be required to return the pro-rata amount of the Retention Amount based on a daily amortization rate of $390.41 times the number of days remaining from the Disqualifying Termination Date to the Expiration Date to the Company within 10 days of the Disqualifying Termination Date.

Office Use

Mr. Zhong Bo, our Chief Executive Officer, owned an approximately 115 square meters of real estate for approximately RMB Yuan 665,000 (equivalent to approximately USD$97,000) at Building 28, Huzhu Road, Zhongyuan District, Zhengzhou, China, Mr. Zhong permits the Company to use such property as office free of charge.

Policy for Approval of Related Party Transactions

In February 2009, we established an Audit Committee and adopted an Audit Committee Charter.  The Audit Committee Charter contains our policy for approval of related party transactions.  Our policy is to have our Audit Committee review and pre-approve any related party transactions and other matters pertaining to the integrity of management, including potential conflicts of interest, trading in our securities, or adherence to standards of business conduct as required by our policies.

Director Independence

See the section entitled “Corporate Governance and Board Matters—Board Composition,” above, for a discussion of board member independence.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation for the three fiscal years ended December 31, 2010 of our principal executive officer, our principal financial officer, our three most highly compensated officers whose annual compensation exceeded $100,000, and up to two additional individuals for whom disclosure would have been required but for the fact that the individual was not serving as an executive officer of the registrant at the end of the last fiscal year (the “named executive officers”).

Name and Position	Year	Salary	Bonus		Option Awards		Total
Zhong Bo (1)	2010	$44,479	$—		$—		$44,479
Chief Executive Officer	2009	14,941	—		—		14,941
	2008	6,594	—		—		6,594

John Chen (2)	2010	150,000	—		51,250	(4)	201,250
Former Chief Financial Officer	2009	37,500	10,274	(3)	172,863	(4)	220,637

(1)
Mr. Zhong was appointed the Company’s Chief Executive Officer and Chairman of the Board upon the closing of the Share Exchange on January 9, 2009.  The compensation Mr. Zhong received in 2008 was paid by Zhengzhou ZST, our wholly-owned subsidiary which we acquired upon the closing of the Share Exchange on January 9, 2009.

(2)	Mr. Chen served as the Company’s Chief Financial Officer from October 20, 2009 through March 18, 2011. Henry Ngan, the company’s current Chief Financial Officer, was appointed on March 18, 2011.

(3)
Pursuant to his employment agreement, Mr. Chen was granted a signing bonus, which is calculated as follows: $410.96 per day multiplied by the number of days between September 25, 2009 and October 20, 2009.  As noted above, Mr. Chen ceased to be the Chief Financial Officer of the Company on March 18, 2011.

(4)
Pursuant to his employment agreement, Mr. Chen was granted options to purchase 25,000 and 12,500 shares of the Company’s common stock at an exercise price of $8.00 per share and $6.72 per share on October 20, 2009 and 2010, respectively.  The amounts disclosed reflect the value of awards for grants of non-qualified stock options. These non-qualified stock options are performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code and reflect the full grant date fair values in accordance with FASB ASC Topic 718. For assumptions used in calculation of option awards, see note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2010 and 2009.  As noted above, Mr. Chen ceased to be the Chief Financial Officer of the Company on March 18, 2011.

Grants of Plan-Based Awards in 2010

The following table summarizes our awards made to our named executive officers in 2010.

Name	Grant Date(1)	Number of Shares of Common Stock Underlying Options	Exercise of Base Price of the Options Award ($/Sh)	Grant Date of Fair Value of Stock and Options Awarded
Zhong Bo Chairman of the Board and Chief Executive Officer	—	—	—	—

John Chen Former Chief Financial Officer(1)	10/20/2010	12,500	6.72	$51,250

Outstanding Equity Awards at 2010 Fiscal Year End

The following table presents the outstanding equity awards held by each of the named executive officers as of the fiscal year ended December 31, 2010.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Zhong Bo Chairman of the Board and Chief Executive Officer	—	—	—	—	—

John Chen Former Chief Financial Officer (1)	25,000 12,500	— 12,500	— —	8.00 6.72	10/20/2014 10/20/2015

(1)
On October 20, 2009, Mr. Chen was granted 25,000 shares of options, which are immediately exercisable but, to the extent they are exercised, will be subject to a repurchase right of the Company, which will lapse as follows:  50% of the options vested six months after October 20, 2009 and the remaining 50% vested 12 months after October 20, 2009.  The options expire five years from the grant date, provided, however, that Mr. Chen remains continuously employed by the Company during the applicable five-year period.  On October 20, 2010, Mr. Chen was granted another 12,500 shares of options, which vest six month after the granted date.

Option Exercises and Stock Vested in Fiscal 2010

There were no option exercises or stock vested in fiscal 2010.

Employment Agreements

Chairman Zhong Bo

On December 13, 2009, we entered into an employment agreement with Zhong Bo, our Chief Executive Officer and Chairman of the Board, which had a term of three years. According to the agreement, Mr. Zhong would be paid an annual salary of RMB 102,000, which is approximately USD$14,941.

On December 13, 2010, we entered into a new employment agreement with Mr. Zhong, effective as of January 1, 2011 (the “Effective Date”).  Pursuant to the employment agreement, Mr. Zhong is entitled to an annual base salary of RMB 1,880,000 (equal to approximately US$282,000), subject to modification from time to time by written agreement between us and Mr. Zhong.  Payment of salary will be made on a quarterly basis, in advance of each quarter of work performed. The initial term of the employment agreement will be 12 months from the Effective Date, with automatic 12-month extensions unless either party provides 90 days written notice of termination prior to the expiration of a term.

We and Mr. Zhong may terminate the agreement with 30 days prior written notice.  In the event we terminates the employment of Mr. Zhong without cause, as defined in the employment agreement, we will pay Mr. Zhong on the date of termination the amount of his salary that is earned but unpaid, if any, due under the employment agreement as of the date of termination.  If Mr. Zhong terminates employment for Good Reason, as defined in the employment agreement, Mr. Zhong will also be entitled to a severance payment in an amount equal to three month’s salary.

Pursuant to the employment agreement, we agree to grant to Mr. Zhong 60,000 restricted shares of our common stock (the "Initial Grant") under our 2010 Omnibus Incentive Plan (the “Stock Award”) upon the Effective Date.  We made such grant on the Effective Date. The Stock Award will vest in equal monthly installments of 5,000 shares per month over the initial 12-month period of the employment agreement.  The unvested restricted shares are subject to forfeiture if Mr. Zhong does not meet certain conditions such as continued employment over a specified forfeiture period and/or the material breach of certain terms and conditions over the forfeiture period.  The “restricted period” is defined as the period beginning on the grant date and ending on the date the restricted shares, or such applicable portion of the restricted shares, are deemed vested under the terms and conditions under the restricted stock agreement.  In addition, pursuant to the terms of the employment agreement, Mr. Zhong will be entitled to an additional grant of 60,000 shares of restricted stock on the 12-month anniversary date of the Effective Date.  Vesting for the additional grant of restricted shares will be the same as the Initial Grant.

Zhong Lin

On November 14, 2009, we entered into a Retention Agreement with Mr. Zhong Lin, our Chief Operating Officer, a member of our Board of Directors, and son of Mr. Zhong Bo, CEO and Chairman of our Board of Directors. Pursuant to the Retention Agreement, Mr. Zhong will receive a one-time retention payment equal to $285,000 if Mr. Zhong remains continuously employed with us for a period of 24 months from November 14, 2009. We advanced the entire retention amount upon the sign of the agreement, which will be earned ratably over a period of 24 months. Upon the occurrence of certain termination events, Mr. Zhong would be required to return the pro-rata amount of the retention amount based on a daily amortization rate of $390.41 times the number of days remaining from the termination date to the expiration date to us within 10 days of the termination date.

Henry H. Ngan

On March 18, 2011, we entered into an employment agreement with Mr. Ngan regarding his employment as our new Chief Financial Officer, effective as of March 18, 2011 (the “Effective Date”).  Pursuant to the employment agreement, Mr. Ngan is entitled to an annual base salary of $180,000, as well as reimbursement for reasonable business related expenses.  The initial term of the employment agreement is 24 months, with an automatic 12-month extension, unless either party provides 30 days written notice of termination prior to the expiration of a term.   In the event the Company terminates the employment of Mr. Ngan for death, disability, or for Cause, as defined in the employment agreement, the Company will pay Mr. Ngan the amount of his salary that is earned but unpaid, if any, due under the employment agreement as of the date of termination.  If the Company terminates the employment of Mr. Ngan for any reason except for death, disability or for Cause, Mr. Ngan will also be entitled to a severance payment in an amount equal to three months of his salary.

In accordance with the terms of the employment agreement, Mr. Ngan was granted options on the Effective Date to purchase up to 90,000 shares of the common stock of the Company (the “Option”) at an exercise price of $5.96, which is equal to the Fair Market Value, as defined in the Company’s 2010 Omnibus Incentive Plan (the “Plan”), on the Effective Date.  A total of 7,500 of the shares covered by the Option will vest on each of the 12 quarterly anniversaries of the Effective Date, subject to Mr. Ngan’s continued employment by the Company under the terms and conditions of the employment agreement through the respective quarterly anniversary.  The Option will expire ten years from the Effective Date and vesting of the Option award shall be subject to the terms and conditions as set forth in a Stock Option Agreement.  If Mr. Ngan is terminated for any reason except for death, disability or for Cause, he may exercise the Option only to the extent that the Option would have been exercisable on the termination date and no later than twelve months after the termination date.  If Mr. Ngan’s employment is terminated because of his death or disability, the Option may be exercised only to the extent that such Option would have been exercisable by Mr. Ngan on the termination date and must be exercised by Mr. Ngan no later than twelve months after the termination date. If the employment is terminated for Cause, the Option will terminate immediately.

Pursuant to the Employment Agreement, Mr. Ngan was granted 90,000 restricted shares of common stock of the Company (the "Restricted Stock Award") under the Company’s Plan, on the Effective Date.  A total of 7,500 shares of the Restricted Stock Award will vest on each of the twelve (12) quarterly anniversaries of the Effective Date, subject to Mr. Ngan’s continued employment by the Company under the terms and conditions of the Employment Agreement through the respective quarterly anniversary.  Vesting of the Restricted Stock Award shall be subject to the terms and conditions as set forth in a Restricted Stock Agreement.  The “restricted period” is defined as the period beginning on the Effective Date and ending on the date the restricted shares, or such applicable portion of the restricted shares, are deemed vested under the terms and conditions under the Restricted Stock Agreement.

Further to the employment agreement, the Company and Mr. Ngan entered into and indemnification agreement on the Effective Date (the “Indemnification Agreement").  Pursuant to the terms of the Indemnification Agreement, the Company agreed to indemnify Mr. Ngan the fullest extent permitted by the laws of the State of Delaware if Mr. Ngan was or is a party, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that Mr. Ngan is or was or has agreed to serve at the request of the Company as a director, officer, employee or agent of the Company.

Risks Arising From Compensation Policies and Practices

During 2010, the Company and the Compensation Committee conducted a risk assessment of the Company's compensation policies and practices and concluded that they do not motivate imprudent risk taking. In this regard, the Company notes that:

•	the Company's annual incentive compensation is based on balanced performance metrics that promote disciplined progress towards longer-term Company goals;

•	the Company does not offer significant short-term incentives that might drive high-risk investments at the expense of long-term Company value;

•
the Company's compensation programs are weighted towards offering long-term incentives that reward sustainable performance, especially when considering the Company's executive share ownership and holding requirements; and

•
the Company's compensation awards are capped at reasonable and sustainable levels, as determined by a review of the Company's economic position and prospects, as well as the compensation offered by comparable companies.

The Company's compensation policies and practices were evaluated to ensure that they do not foster risk taking above the level of risk associated with the Company's business model. For this purpose, the Company and the Compensation Committee considered the Company's growth and return performance, volatility and leverage, and the time horizon of the Company's investments; and compared them to the performance metrics, leverage, and time horizon of the Company's compensation policies and practices. Based on this assessment, the Company concluded that it has a balanced pay and performance program that does not promote excessive risk taking.

ZST Digital Networks, Inc. 2010 Omnibus Incentive Plan

The ZST Digital Networks, Inc. 2010 Omnibus Incentive Plan (the “Plan”) is administered by the Compensation Committee of the Company’s Board of Directors, but the Board of Directors may exercise any of the powers and authority of the Compensation Committee.  The Compensation Committee has the authority to determine, within the limits of the express provisions of the Plan, the individuals to whom awards will be granted, the nature, amount and terms of such awards and the objectives and conditions for earning such awards.

The Compensation Committee may grant awards to any employee, director, consultant or other person providing services to the Company or its affiliates. The material features of the Plan are summarized below. The summary is qualified in its entirety by reference to the specific provisions of the Plan, the full text of which is set forth as Appendix A to this proxy statement.

Awards under the Plan may include incentive stock options, nonqualified stock options, stock appreciation rights (“SARs”), restricted shares of common stock, restricted stock units, performance share or unit awards, other stock-based awards and cash-based incentive awards.

•
Stock Options.  The Compensation Committee may grant to a participant options to purchase Company common stock that qualify as incentive stock options for purposes of Section 422 of the Code (“incentive stock options”), options that do not qualify as incentive stock options (“non-qualified stock options”) or a combination thereof.  The terms and conditions of stock option grants, including the quantity, price, vesting periods, and other conditions on exercise will be determined by the Compensation Committee.  The exercise price for stock options will be determined by the Compensation Committee in its discretion, but non-qualified stock options and incentive stock options may not be less than 100% of the fair market value of one share of the Company’s common stock on the date when the stock option is granted.  Additionally, in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of the Company on the date of grant, the exercise price may not be less than 110% of the fair market value of one share of common stock on the date the stock option is granted.

•
Stock Appreciation Rights.  The Compensation Committee may grant to a participant an award of SARs, which entitles the participant to receive, upon its exercise, a payment equal to (i) the excess of the fair market value of a share of common stock on the exercise date over the SAR exercise price, times (ii) the number of shares of common stock with respect to which the SAR is exercised.

•
Restricted Shares and Restricted Units.  The Compensation Committee may award to a participant shares of common stock subject to specified restrictions (“restricted shares”).  Restricted shares are subject to forfeiture if the participant does not meet certain conditions such as continued employment over a specified forfeiture period and/or the attainment of specified performance targets over the forfeiture period.

•
Performance Awards.  The Compensation Committee may grant performance awards to participants under such terms and conditions as the Compensation Committee deems appropriate.  A performance award entitles a participant to receive a payment from the Company, the amount of which is based upon the attainment of predetermined performance targets over a specified award period.  Performance awards may be paid in cash, shares of common stock or a combination thereof, as determined by the Compensation Committee.

•
Other Stock-Based Awards.  The Compensation Committee may grant equity-based or equity-related awards, referred to as “other stock-based awards,” other than options, SARs, restricted shares, restricted units, or performance awards.  The terms and conditions of each other stock-based award will be determined by the Compensation Committee.  Payment under any other stock-based awards will be made in common stock or cash, as determined by the Compensation Committee.

•
Cash-Based Awards.  The Compensation Committee may grant cash-based incentive compensation awards, which would include performance-based annual cash incentive compensation to be paid to covered employees subject to Section 162(m) of the Code.  The terms and conditions of each cash-based award will be determined by the Compensation Committee.

•	Dividend Equivalents. The Compensation Committee may provide for the payment of dividends or dividend equivalents with respect to any shares of common stock subject to an award under the Plan.

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Yang Ai Mei	-	-	-	-	-	-	-
Tian Li Zhi	-	-	-	-	-	-	-
Liu Hui Fang	-	-	-	-	-	-	-
Zhang Jian’sheng(1)	-	-	-	-	-	-	-
Sheng Yong (2)	-	-	-	-	-	-	-

(1)	Appointed in August 2010.
(2)	Resigned in August 2010.

The Company does not currently have an established policy to provide compensation to members of its board of directors for their services in that capacity. The Company intends to develop such a policy in the near future.

Indemnifications of Directors and Executive Officers and Limitations of Liability

Under Section 145 of the General Corporation Law of the State of Delaware, we can indemnify our directors and officers against liabilities they may incur in such capacities, including liabilities under the Securities Act. Our certificate of incorporation provides that, pursuant to Delaware law, our directors shall not be liable for monetary damages for breach of the directors’ fiduciary duty of care to us and our stockholders. This provision in the certificate of incorporation does not eliminate the duty of care, and in appropriate circumstances equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware law. In addition, each director will continue to be subject to liability for breach of the director’s duty of loyalty to us or our stockholders, for acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law, for actions leading to improper personal benefit to the director, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. The provision also does not affect a director’s responsibilities under any other law, such as the federal securities laws or state or federal environmental laws.

Our bylaws provide for the indemnification of our directors to the fullest extent permitted by the Delaware General Corporation Law. Our bylaws further provide that our Board of Directors has discretion to indemnify our officers and other employees. We are required to advance, prior to the final disposition of any proceeding, promptly on request, all expenses incurred by any director or executive officer in connection with that proceeding on receipt of an undertaking by or on behalf of that director or executive officer to repay those amounts if it should be determined ultimately that he or she is not entitled to be indemnified under the bylaws or otherwise. We are not, however, required to advance any expenses in connection with any proceeding if a determination is reasonably and promptly made by our Board of Directors by a majority vote of a quorum of disinterested board members that (i) the party seeking an advance acted in bad faith or deliberately breached his or her duty to us or our stockholders and (ii) as a result of such actions by the party seeking an advance, it is more likely than not that it will ultimately be determined that such party is not entitled to indemnification pursuant to the applicable sections of its bylaws.

We have been advised that in the opinion of the Securities and Exchange Commission, insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event a claim for indemnification against such liabilities (other than our payment of expenses incurred or paid by our director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

We may enter into indemnification agreements with each of our directors and officers that are, in some cases, broader than the specific indemnification provisions permitted by Delaware law, and that may provide additional procedural protection. As of the closing of the Share Exchange, we have not entered into any indemnification agreements with our directors or officers, but may choose to do so in the future. Such indemnification agreements may require us, among other things, to:

•	indemnify officers and directors against certain liabilities that may arise because of their status as officers or directors;

•	advance expenses, as incurred, to officers and directors in connection with a legal proceeding, subject to limited exceptions; or

•	obtain directors’ and officers’ insurance.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options and warrants held by that person that are currently exercisable or become exercisable within 60 days of the date of this report are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

The following table sets forth certain information with respect to beneficial ownership of our common stock as of July 8, 2011, based on 11,680,798 and issued and outstanding shares of common stock, which excludes 156,250 shares of common stock issuable upon the exercise of outstanding warrants and 240,000 shares of common stock issuable upon the exercise of outstanding stock options, by:

•	Each person known to be the beneficial owner of 5% or more of the outstanding common stock of our Company;

•	Each named executive officer;

•	Each director; and

•	All of the executive officers and directors as a group.

Unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name, subject to community property laws, where applicable. Unless otherwise indicated, the address of each stockholder listed in the table is c/o ZST Digital Networks, Inc., 206 Tongbo Street, Boyaxicheng Second Floor, Zhengzhou City, Henan Province, People’s Republic of China 450007.

Name and Address of Beneficial Owner	Title	Amount and Nature of Beneficial Ownership		Percent of Class Beneficially Owned
Directors and Executive Officers:

Zhong Bo	Chairman of the Board of Directors and Chief Executive Officer	5,068,251	(1)	43.4%
Henry H. Ngan	Chief Financial Officer	97,500	(2)	*
Zhong Lin	Director and Chief Operating Officer	—		—
Xue Na	Corporate Secretary, Deputy General Manager and President of the Labor Union	—		—
Yang Ai Mei	Director	—		—
Tian Li Zhi	Director	—		—
Zhang Jian’sheng	Director	—		—
Liu Hui Fang	Director	—		—
All Officers and Directors as a Group (total of eight persons)		5,165,751	(1)(2)	44.2%

* Indicates less than 1%.

(1)
Includes (i) 4,625,393 shares of common stock owned by Mr. Zhong, (ii) 60,000 shares of restricted common stock that vest during 2011 in increments of 5,000 shares per month, and (iii) 442,858 shares of common stock owned by Mr. Zhong’s wife, Wu Dexiu. Mr. Zhong may be deemed the beneficial owner of these securities since he has voting and investment control over the securities.

(2)
Includes (i) 90,000 shares of restricted common stock that vest in the amount of 7,500 shares on each of the 12 quarterly anniversaries of March 18, 2011 and (ii) 7,500 shares of common stock underlying stock options that have vested or will vest within 60 days of July 8, 2011.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2010 regarding compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance.

Plan Category	Number of Securities to be Issuable Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	12,500	$8.00	487,500	(1)
Equity compensation plans not approved by security holders	25,000	6.72	—

Total	37,500	7.57	487,500

(1)	Represents shares available for issuance under the ZST Digital Networks, Inc. 2010 Omnibus Incentive Plan, which was adopted by the stockholders of the Company on August 23, 2010.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee consists of three non-employee directors who are independent under the standards adopted by the Board of Directors and applicable NASDAQ Stock Market Rules and SEC standards. The Audit Committee represents and assists the Board of Directors in fulfilling its responsibility for oversight and evaluation of the quality and integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications and independence of the Company’s registered public accounting firm, BDO China Li Xin Da Hua CPA Co., Ltd. and the performance of the Company’s internal controls and of BDO China Li Xin Da Hua CPA Co., Ltd.

The Audit Committee has reviewed and discussed with the Company’s management, internal finance staff, internal auditors BDO China Li Xin Da Hua CPA Co., Ltd., with and without management present, the Company’s audited financial statements for the fiscal year ended December 31, 2010 and management’s assessment of the effectiveness of the Company’s internal controls over financial reporting. The Audit Committee has also discussed with BDO China Li Xin Da Hua CPA Co., Ltd. the results of the independent auditors’ examinations and the judgments of BDO China Li Xin Da Hua CPA Co., Ltd. concerning the quality, as well as the acceptability, of the Company’s accounting principles and such other matters that the Company is required to discuss with the independent auditors under applicable rules, regulations or generally accepted auditing standards (including Statement on Auditing Standards No. 114). In addition, the Audit Committee has received from BDO China Li Xin Da Hua CPA Co., Ltd. the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding BDO China Li Xin Da Hua CPA Co., Ltd.’s communications with the Audit Committee concerning independence, and has discussed with BDO China Li Xin Da Hua CPA Co., Ltd. their independence from the Company and management, including a consideration of the compatibility of non-audit services with their independence, the scope of the audit and the fees paid to BDO China Li Xin Da Hua CPA Co., Ltd. during the year.

Based on our review and the discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 for filing with the SEC.

Respectfully submitted,

Audit Committee

Liu Hui Fang
Yang Ai Mei
Tian Li Zhi

NOMINATIONS AND STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

Proposals to be Included in Proxy Statement

Stockholders are hereby notified that if they wish a proposal to be included in our proxy statement and form of proxy relating to the 2012 Annual Meeting of Stockholders, they must deliver a written copy of their proposal no later than April 19, 2012. If the date of next year’s Annual Meeting of Stockholders is changed by more than 30 days from the date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Securities Exchange Act of 1934, in order to be included in our proxy materials.

Proposals to be Submitted for Annual Meeting

A stockholder may wish to have a proposal presented at the 2012 Annual Meeting of Stockholders, but not to have such proposal included in the Company’s proxy statement and form of proxy relating to that meeting.  If notice of any such proposal is not received by the Company at its principal executive offices on or before June 3, 2012 (45 calendar days prior to the anniversary of the mailing date of this proxy statement), then such proposal shall be deemed “untimely” for purposes of Securities and Exchange Commission Rule 14a-4(c).  Therefore, the persons named in the enclosed proxy card will be allowed to use their discretionary voting authority to vote on the stockholder proposal when and if the proposal is raised at the 2012 Annual Meeting of Stockholders.

If the date of our 2012 Annual Meeting of Stockholders has been changed by more than 30 days from the date of our 2011 Annual Meeting of Stockholders, stockholders’ written notices must be received by us a reasonable time before we begin to print and mail proxy materials for our 2012 Annual Meeting of Stockholders.

Mailing Instructions

In either case, proposals should be delivered to ZST Digital Networks, Inc., 206 Tongbo Street, Boyaxicheng Second Floor, Zhengzhou City, Henan Province, People’s Republic of China 450007, Attention: Corporate Secretary. To avoid controversy and establish timely receipt by the Company, it is suggested that stockholders send their proposals by certified mail, return receipt requested.

STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

Stockholders who wish to contact any of our directors either individually or as a group may do so by writing them c/o Corporate Secretary, ZST Digital Networks, Inc., 206 Tongbo Street, Boyaxicheng Second Floor, Zhengzhou City, Henan Province, People’s Republic of China 450007, by telephone at (86) 371-6771-6850 specifying whether the communication is directed to the entire board or to a particular director. Stockholder letters are screened by Company personnel to filter out improper or irrelevant topics, such as solicitations, and to confirm that that such communications relate to matters that are within the scope of responsibilities of the board or a committee.

OTHER BUSINESS

The Board of Directors does not know of any other matter to be acted upon at the Annual Meeting. However, if any other matter shall properly come before the Annual Meeting, the proxyholders named in the proxy accompanying this Proxy Statement will have authority to vote all proxies in accordance with their discretion.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Zhong Bo
Zhong Bo
Chief Executive Officer and Chairman of the Board of Directors

Dated:  July 15, 2011
Zhengzhou, China

Appendix A – Form of Amendment No. 1 to ZST Digital Networks, Inc. 2010 Omnibus Incentive Plan

APPENDIX A

AMENDMENT TO ZST DIGITAL NETWORKS, INC. 2010 OMNIBUS INCENTIVE PLAN

AMENDMENT NO. 1
TO
ZST DIGITAL NETWORKS, INC.  2010 OMNIBUS INCENTIVE PLAN

The following constitutes Amendment No. 1 to the 2010 Omnibus Incentive Plan (the “Plan”) of ZST Digital Networks, Inc.  (the “Company”).  This amendment increases the total number of initially authorized shares of Common Stock reserved and available for issuance under the Plan from 500,000 shares by 500,000 shares so that the Plan authorizes a total of 1,000,000 shares.

Pursuant to the approval of the Board of Directors dated July 15, 2011 and subsequent stockholder approval, Section 4.01 of the Plan shall be deleted in its entirety and replaced with the following:

“ 4.01.     Number of Shares Issuable.  The total number of shares initially authorized to be issued under the Plan shall be One Million (1,000,000) shares of Common Stock.  The foregoing share limit shall be subject to adjustment in accordance with Section 11.07.  The shares to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company.”

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, pursuant to the due authorization and adoption of this amendment to the Plan by the board of directors and stockholders on the day and year set forth below, the Company has caused this amendment to the Plan to be duly executed by its duly authorized officer.

Dated:  ________ ___, 2011

ZST Digital Networks, Inc.
a Delaware corporation

By:
	Name:	Zhong Bo
	Title:	Chief Executive Officer and
Chairman of the Board of Directors

ZST DIGITAL NETWORKS, INC.

2010 OMNIBUS INCENTIVE PLAN

ZST DIGITAL NETWORKS, INC.

2010 OMNIBUS INCENTIVE PLAN

ARTICLE I

PURPOSE AND ADOPTION OF THE PLAN

1.01.        Purpose.  The purpose of the ZST Digital Networks, Inc. 2010 Omnibus Incentive Plan (as amended from time to time, the "Plan") is to assist in attracting and retaining highly competent employees, directors and consultants to act as an incentive in motivating selected employees, directors and consultants of the Company and its Subsidiaries to achieve long-term corporate objectives and to enable stock-based and cash-based incentive awards to qualify as performance-based compensation for purposes of the tax deduction limitations under Section 162(m) of the Code.

1.02.        Adoption and Term.  The Plan has been approved by the Board to be effective as of July 23, 2010, subject to the approval of the stockholders of the Company, which occurred on August 23, 2010 (the “Effective Date”).  The Plan shall remain in effect until the tenth (10th) anniversary of the Effective Date, or until terminated by action of the Board, whichever occurs sooner.

ARTICLE II

DEFINITIONS

For the purpose of this Plan, capitalized terms shall have the following meanings:

2.01.        Affiliate means an entity in which, directly or indirectly through one or more intermediaries, the Company has at least a fifty percent (50%) ownership interest or, where permissible under Section 409A of the Code, at least a twenty percent (20%) ownership interest; provided, however, for purposes of any grant of an Incentive Stock Option, “Affiliate” means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, directly or indirectly.

2.02.        Award means any one or a combination of Non-Qualified Stock Options or Incentive Stock Options described in Article VI, Stock Appreciation Rights described in Article VI, Restricted Shares and Restricted Stock Units described in Article VII, Performance Awards described in Article VIII, other stock-based Awards described in Article IX, short-term cash incentive Awards described in Article X or any other Award made under the terms of the Plan.

2.03.        Award Agreement means a written agreement between the Company and a Participant or a written acknowledgment from the Company to a Participant specifically setting forth the terms and conditions of an Award granted under the Plan.

2.04.        Award Period means, with respect to an Award, the period of time, if any, set forth in the Award Agreement during which specified target performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.

2.05.        Beneficiary means an individual, trust or estate who or which, by a written designation of the Participant filed with the Company, or if no such written designation is filed, by operation of law, succeeds to the rights and obligations of the Participant under the Plan and the Award Agreement upon the Participant's death.

2.06.        Board means the Board of Directors of the Company.

2.07.        Change in Control means, and shall be deemed to have occurred upon the occurrence of, any one of the following events:

(a)           The acquisition in one or more transactions, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than the Company, an Affiliate or any employee benefit plan (or related trust) sponsored or maintained by the Company or an Affiliate, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of Company Voting Securities in excess of 50% of the Company Voting Securities unless such acquisition has been approved by the Board;

(b)           Any election has occurred of persons to the Board that causes two-thirds of the Board to consist of persons other than (i) persons who were members of the Board on the effective date of the Plan and (ii) persons who were nominated for elections as members of the Board at a time when two-thirds of the Board consisted of persons who were members of the Board on the effective date of the Plan, provided, however, that any person nominated for election by a Board at least two-thirds of whom constituted persons described in clauses (i) and/or (ii) or by persons who were themselves nominated by such Board shall, for this purpose, be deemed to have been nominated by a Board composed of persons described in clause (i);

(c)           The consummation (i.e. closing) of a reorganization, merger or consolidation involving the Company, unless, following such reorganization, merger or consolidation, all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, following such reorganization, merger or consolidation beneficially own, directly or indirectly, more than 75% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity resulting from such reorganization, merger or consolidation in substantially the same proportion as their ownership of the Outstanding Common Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, as the case may be;

(d)           The consummation (i.e. closing) of a sale or other disposition of all or substantially all the assets of the Company, unless, following such sale or disposition, all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and Company Voting Securities immediately prior to such sale or disposition, following such sale or disposition beneficially own, directly or indirectly, more than 75% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity purchasing such assets in substantially the same proportion as their ownership of the Outstanding Common Stock and Company Voting Securities immediately prior to such sale or disposition, as the case may be; or

(e)           a complete liquidation or dissolution of the Company.

2.08.        Code means the Internal Revenue Code of 1986, as amended. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

2.09.        Committee means the Compensation Committee of the Board.

2.10.        Common Stock means the common stock of the Company, par value $0.0001 per share.

2.11.        Company means ZST Digital Networks, Inc., a Delaware corporation, and its successors.

2.12.        Company Voting Securities means the combined voting power of all outstanding voting securities of the Company entitled to vote generally in the election of directors to the Board.

2.13.        Date of Grant means the date designated by the Committee as the date as of which it grants an Award, which shall not be earlier than the date on which the Committee approves the granting of such Award.

2.14.        Dividend Equivalent Account means a bookkeeping account in accordance with under Section 11.17 and related to an Award that is credited with the amount of any cash dividends or stock distributions that would be payable with respect to the shares of Common Stock subject to such Awards had such shares been outstanding shares of Common Stock.

2.15         Exchange Act means the Securities Exchange Act of 1934, as amended.

2.16.        Exercise Price means, with respect to a Stock Appreciation Right, the amount established by the Committee in the Award Agreement which is to be subtracted from the Fair Market Value on the date of exercise in order to determine the amount of the payment to be made to the Participant, as further described in Section 6.02(b).

2.17.        Fair Market Value means, as of any applicable date:  (i) if the Common Stock is listed on a national securities exchange or is authorized for quotation on the Nasdaq National Market System (“NMS”), the closing sales price of the Common Stock on the exchange or NMS, as the case may be, on that date, or, if no sale of the Common Stock occurred on that date, on the next preceding date on which there was a reported sale; or (ii) if none of the above apply, the closing bid price as reported by the Nasdaq SmallCap Market on that date, or if no price was reported for that date, on the next preceding date for which a price was reported; or (iii) if none of the above apply, the last reported bid price published in the “pink sheets” or displayed on the National Association of Securities Dealers, Inc. (“NASD”), Electronic Bulletin Board, as the case may be; or (iv) if none of the above apply, the fair market value of the Common Stock as determined under procedures established by the Committee.

2.18.        Incentive Stock Option means a stock option within the meaning of Section 422 of the Code.

2.19.        Merger means any merger, reorganization, consolidation, exchange, transfer of assets or other transaction having similar effect involving the Company.

2.20.        Non-Qualified Stock Option means a stock option which is not an Incentive Stock Option.

2.21         Non-Vested Share means shares of the Company Common Stock issued to a Participant in respect of the non-vested portion of an Option in the event of the early exercise of such Participant’s Options pursuant to such Participant’s Award Agreement, as permitted in Section 6.06 below.

2.22.        Options means all Non-Qualified Stock Options and Incentive Stock Options granted at any time under the Plan.

2.23.        Outstanding Common Stock means, at any time, the issued and outstanding shares of Common Stock.

2.24.        Participant means a person designated to receive an Award under the Plan in accordance with Section 5.01.

2.25.        Performance Awards means Awards granted in accordance with Article VIII.

2.26.        Performance Goals means net sales, units sold or growth in units sold, return on stockholders' equity, customer satisfaction or retention, return on investment or working capital, operating income, economic value added (the amount, if any, by which net operating income after tax exceeds a reference cost of capital), EBITDA (as net income (loss) before net interest expense, provision (benefit) for income taxes, and depreciation and amortization), expense targets, net income, earnings per share, share price, reductions in inventory, inventory turns, on-time delivery performance, operating efficiency, productivity ratios, market share or change in market share, any one of which may be measured with respect to the Company or any one or more of its Subsidiaries and divisions and either in absolute terms or as compared to another company or companies, and quantifiable, objective measures of individual performance relevant to the particular individual's job responsibilities.

2.27.        Plan has the meaning given to such term in Section 1.01.

2.28.        Purchase Price, with respect to Options, shall have the meaning set forth in Section 6.01(b).

2.29.        Restricted Shares means Common Stock subject to restrictions imposed in connection with Awards granted under Article VII.

2.30.        Restricted Stock Unit means a unit representing the right to receive Common Stock or the value thereof in the future subject to restrictions imposed in connection with Awards granted under Article VII.

2.31.        Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as the same may be amended from time to time, and any successor rule.

2.32.        Stock Appreciation Rights means awards granted in accordance with Article VI.

2.33         Termination of Service means the voluntary or involuntary termination of a Participant’s service as an employee, director or consultant with the Company or an Affiliate for any reason, including death, disability, retirement or as the result of the divestiture of the Participant's employer or any similar transaction in which the Participant's employer ceases to be the Company or one of its Subsidiaries.  Whether entering military or other government service shall constitute Termination of Service, or whether and when a Termination of Service shall occur as a result of disability, shall be determined in each case by the Committee in its sole discretion.

ARTICLE III

ADMINISTRATION

3.01.           Committee.

     (a)           Duties and Authority.  The Plan shall be administered by the Committee and the Committee shall have exclusive and final authority in each determination, interpretation or other action affecting the Plan and its Participants.  The Committee shall have the sole discretionary authority to interpret the Plan, to establish and modify administrative rules for the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, and to make all factual determinations with respect to and take such steps in connection with the Plan and Awards granted hereunder as it may deem necessary or advisable.  The Committee shall not, however, have or exercise any discretion that would disqualify amounts payable under Article X as performance-based compensation for purposes of Section 162(m) of the Code.  The Committee may delegate such of its powers and authority under the Plan as it deems appropriate to a subcommittee of the Committee or designated officers or employees of the Company.  In addition, the full Board may exercise any of the powers and authority of the Committee under the Plan. In the event of such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer, as appropriate, to the delegate of the Committee or the Board.  Actions taken by the Committee or any subcommittee thereof, and any delegation by the Committee to designated officers or employees, under this Section 3.01 shall comply with Section 16(b) of the Exchange Act, the performance-based provisions of Section 162(m) of the Code, and the regulations promulgated under each of such statutory provisions, or the respective successors to such statutory provisions or regulations, as in effect from time to time, to the extent applicable.

     (b)           Indemnification.  Each person who is or shall have been a member of the Board or the Committee, or an officer or employee of the Company to whom authority was delegated in accordance with the Plan shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such individual in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf; provided, however, that the foregoing indemnification shall not apply to any loss, cost, liability, or expense that is a result of his or her own willful misconduct.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, conferred in a separate agreement with the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE IV

SHARES

4.01.           Number of Shares Issuable.  The total number of shares initially authorized to be issued under the Plan shall be Five Hundred Thousand (500,000) shares of Common Stock.  The foregoing share limit shall be subject to adjustment in accordance with Section 11.07.  The shares to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company.

4.02.           Shares Subject to Terminated Awards.  Common Stock covered by any unexercised portions of terminated or forfeited Options (including canceled Options) granted under Article VI, Restricted Stock or Restricted Stock Units forfeited as provided in Article VII, other stock-based Awards terminated or forfeited as provided under the Plan, and Common Stock subject to any Awards that are otherwise surrendered by the Participant may again be subject to new Awards under the Plan.  Shares of Common Stock surrendered to or withheld by the Company in payment or satisfaction of the Purchase Price of an Option or tax withholding obligation with respect to an Award shall be available for the grant of new Awards under the Plan.  In the event of the exercise of Stock Appreciation Rights, whether or not granted in tandem with Options, only the number of shares of Common Stock actually issued in payment of such Stock Appreciation Rights shall be charged against the number of shares of Common Stock available for the grant of Awards hereunder.

ARTICLE V

PARTICIPATION

5.01.           Eligible Participants.  Participants in the Plan shall be such employees, directors and consultants of the Company and its Subsidiaries as the Committee, in its sole discretion, may designate from time to time.  The Committee's designation of a Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year.  The designation of a Participant to receive Awards or grants under one portion of the Plan does not require the Committee to include such Participant under other portions of the Plan.  The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.  Subject to adjustment in accordance with Section 11.07, in any calendar year, no Participant shall be granted Awards in respect of more than 1.0 million shares of Common Stock (whether through grants of Options or Stock Appreciation Rights or other Awards of Common Stock or rights with respect thereto) or cash-based Awards for more than $1 million.

ARTICLE VI

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

6.01.           Option Awards.

     (a)           Grant of Options.  The Committee may grant, to such Participants as the Committee may select, Options entitling the Participant to purchase shares of Common Stock from the Company in such number, at such price, and on such terms and subject to such conditions, not inconsistent with the terms of this Plan, as may be established by the Committee.  The terms of any Option granted under this Plan shall be set forth in an Award Agreement.

     (b)           Purchase Price of Options.  Subject to the requirements applicable to Incentive Stock Options under Section 6.01(d), the Purchase Price of each share of Common Stock which may be purchased upon exercise of any Option granted under the Plan shall be determined by the Committee; provided, however, that in no event shall the Purchase Price be less than the Fair Market Value on the Date of Grant.

     (c)           Designation of Options.  The Committee shall designate, at the time of the grant of each Option, the Option as an Incentive Stock Option or a Non-Qualified Stock Option; provided, however, that an Option may be designated as an Incentive Stock Option only if the applicable Participant is an employee of the Company on the Date of Grant.

     (d)           Special Incentive Stock Option Rules.  No Participant may be granted Incentive Stock Options under the Incentive Plan (or any other plans of the Company) that would result in Incentive Stock Options to purchase shares of Common Stock with an aggregate Fair Market Value (measured on the Date of Grant) of more than $100,000 first becoming exercisable by the Participant in any one calendar year.  Notwithstanding any other provision of the Incentive Plan to the contrary, the Exercise Price of each Incentive Stock Option shall be equal to or greater than the Fair Market Value of the Common Stock subject to the Incentive Stock Option as of the Date of Grant of the Incentive Stock Option; provided, however, that no Incentive Stock Option shall be granted to any person who, at the time the Option is granted, owns stock (including stock owned by application of the constructive ownership rules in Section 424(d) of the Code) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, unless at the time the Incentive Stock Option is granted the price of the Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to the Incentive Stock Option and the Incentive Stock Option by its terms is not exercisable for more than five years from the Date of Grant.

     (e)           Rights As a Stockholder.  A Participant or a transferee of an Option pursuant to Section 11.04 shall have no rights as a stockholder with respect to Common Stock covered by an Option until the Participant or transferee shall have become the holder of record of any such shares, and no adjustment shall be made for dividends in cash or other property or distributions or other rights with respect to any such Common Stock for which the record date is prior to the date on which the Participant or a transferee of the Option shall have become the holder of record of any such shares covered by the Option; provided, however, that Participants are entitled to share adjustments to reflect capital changes under Section 11.07.

6.02.           Stock Appreciation Rights.

     (a)           Stock Appreciation Right Awards.  The Committee is authorized to grant to any Participant one or more Stock Appreciation Rights.  Such Stock Appreciation Rights may be granted either independent of or in tandem with Options granted to the same Participant. Stock Appreciation Rights granted in tandem with Options may be granted simultaneously with, or, in the case of Non-Qualified Stock Options, subsequent to, the grant to such Participant of the related Option; provided however, that: (i) any Option covering any share of Common Stock shall expire and not be exercisable upon the exercise of any Stock Appreciation Right with respect to the same share, (ii) any Stock Appreciation Right covering any share of Common Stock shall expire and not be exercisable upon the exercise of any related Option with respect to the same share, and (iii) an Option and Stock Appreciation Right covering the same share of Common Stock may not be exercised simultaneously.  Upon exercise of a Stock Appreciation Right with respect to a share of Common Stock, the Participant shall be entitled to receive an amount equal to the excess, if any, of (A) the Fair Market Value of a share of Common Stock on the date of exercise over (B) the Exercise Price of such Stock Appreciation Right established in the Award Agreement, which amount shall be payable as provided in Section 6.02(c).

     (b)           Exercise Price. The Exercise Price established under any Stock Appreciation Right granted under this Plan shall be determined by the Committee, but in the case of Stock Appreciation Rights granted in tandem with Options shall not be less than the Purchase Price of the related Option; provided, however, that in no event shall the Exercise Price be less than the Fair Market Value on the Date of Grant.  Upon exercise of Stock Appreciation Rights granted in tandem with options, the number of shares subject to exercise under any related Option shall automatically be reduced by the number of shares of Common Stock represented by the Option or portion thereof which are surrendered as a result of the exercise of such Stock Appreciation Rights.

     (c)           Payment of Incremental Value.  Any payment which may become due from the Company by reason of a Participant's exercise of a Stock Appreciation Right may be paid to the Participant as determined by the Committee (i) all in cash, (ii) all in Common Stock, or (iii) in any combination of cash and Common Stock.  In the event that all or a portion of the payment is made in Common Stock, the number of shares of Common Stock delivered in satisfaction of such payment shall be determined by dividing the amount of such payment or portion thereof by the Fair Market Value on the Exercise Date.  No fractional share of Common Stock shall be issued to make any payment in respect of Stock Appreciation Rights; if any fractional share would be issuable, the combination of cash and Common Stock payable to the Participant shall be adjusted as directed by the Committee to avoid the issuance of any fractional share.

6.03.           Terms of Stock Options and Stock Appreciation Rights.

     (a)           Conditions on Exercise.  An Award Agreement with respect to Options or Stock Appreciation Rights may contain such waiting periods, exercise dates and restrictions on exercise (including, but not limited to, periodic installments) as may be determined by the Committee at the time of grant.  In the event the Committee grants an Option or Stock Appreciation Right that would be subject to Section 409A of the Code, the Committee may include such additional terms, conditions and restrictions on the exercise of such Option or Stock Appreciation Right as the Committee deems necessary or advisable in order to comply with the requirements of Section 409A of the Code.

     (b)           Duration of Options and Stock Appreciation Rights.  Options and Stock Appreciation Rights shall terminate upon the first to occur of the following events:

 (i)           Expiration of the Option or Stock Appreciation Right as provided in the Award Agreement; or

 (ii)           Termination of the Award in the event of a Participant's disability, Retirement, death or other Termination of Service as provided in the Award Agreement; or

 (iii)           In the case of an Incentive Stock Option, ten years from the Date of Grant (five years in certain cases, as described in Section 6.01(d)); or

 (iv)           Solely in the case of a Stock Appreciation Right granted in tandem with an Option, upon the expiration of the related Option.

     (c)           Acceleration or Extension of Exercise Time.  The Committee, in its sole discretion, shall have the right (but shall not be obligated), exercisable on or at any time after the Date of Grant, to permit the exercise of an Option or Stock Appreciation Right (i) prior to the time such Option or Stock Appreciation Right would become exercisable under the terms of the Award Agreement, (ii) after the termination of the Option or Stock Appreciation Right under the terms of the Award Agreement, or (iii) after the expiration of the Option or Stock Appreciation Right.

6.04.           Exercise Procedures.  Each Option and Stock Appreciation Right granted under the Plan shall be exercised under such procedures and by such methods as the Board may establish or approve from time to time.  The Purchase Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Participant pursuant to the Award Agreement; provided, however, that the Committee may (but shall not be required to) permit payment to be made (a) by delivery to the Company of shares of Common Stock held by the Participant, (b) by a “net exercise” method under which the Company reduces the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate Exercise Price, or (c) such other consideration as the Committee deems appropriate and in compliance with applicable law (including payment under an arrangement constituting a brokerage transaction as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002).  In the event that any Common Stock shall be transferred to the Company to satisfy all or any part of the Purchase Price, the part of the Purchase Price deemed to have been satisfied by such transfer of Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock transferred to the Company.  The Participant may not transfer to the Company in satisfaction of the Purchase Price any fractional share of Common Stock.  Any part of the Purchase Price paid in cash upon the exercise of any Option shall be added to the general funds of the Company and may be used for any proper corporate purpose.  Unless the Committee shall otherwise determine, any Common Stock transferred to the Company as payment of all or part of the Purchase Price upon the exercise of any Option shall be held as treasury shares.

6.05.           Change in Control.  Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, no accelerated vesting of any Options or Stock Appreciation Rights outstanding on the date of such Change in Control shall occur.

6.06           Early Exercise.  An Option may, but need not, include a provision by which the Participant may elect to exercise the Option in whole or in part prior to the date the Option is fully vested.  The provision may be included in the Award Agreement at the time of grant of the Option or may be added to the Award Agreement by amendment at a later time.  In the event of an early exercise of an Option, any shares of Common Stock received shall be subject to a special repurchase right in favor of the Company with terms established by the Board.  The Board shall determine the time and/or the event that causes the repurchase right to terminate and fully vest the Common Stock in the Participant.  Alternatively, in the sole discretion of the Board, one or more Participants may be granted stock purchase rights allowing them to purchase shares of Common Stock outright, subject to conditions and restrictions as the Board may determine.

ARTICLE VII

RESTRICTED SHARES AND RESTRICTED STOCK UNITS

7.01.           Award of Restricted Stock and Restricted Stock Units. The Committee may grant to any Participant an Award of Restricted Shares consisting of a specified number of shares of Common Stock issued to the Participant subject to such terms, conditions and forfeiture and transfer restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish.  The Committee may also grant Restricted Stock Units representing the right to receive shares of Common Stock in the future subject to such terms, conditions and restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish.  With respect to performance-based Awards of Restricted Shares or Restricted Stock Units intended to qualify as "performance-based" compensation for purposes of Section 162(m) of the Code, performance targets will consist of specified levels of one or more of the Performance Goals.  The terms of any Restricted Share and Restricted Stock Unit Awards granted under this Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan.

7.02           Restricted Shares.

     (a)           Issuance of Restricted Shares.  As soon as practicable after the Date of Grant of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company, or its agent, Common Stock, registered on behalf of the Participant, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Company as of the Date of Grant if an Award Agreement with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company.  All Common Stock covered by Awards under this Article VII shall be subject to the restrictions, terms and conditions contained in the Plan and the Award Agreement entered into by the Participant.  Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares may be held in custody by the Company, its designee, or, if the certificates bear a restrictive legend, by the Participant.  Upon the lapse or release of all restrictions with respect to an Award as described in Section 7.02(d), one or more share certificates, registered in the name of the Participant, for an appropriate number of shares as provided in Section 7.02(d), free of any restrictions set forth in the Plan and the Award Agreement shall be delivered to the Participant.

     (b)           Stockholder Rights.  Beginning on the Date of Grant of the Restricted Share Award and subject to execution of the Award Agreement as provided in Section 7.02(a), the Participant shall become a stockholder of the Company with respect to all shares subject to the Award Agreement and shall have all of the rights of a stockholder, including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that any Common Stock distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such Restricted Shares and held or restricted as provided in Section 7.02(a).

     (c)           Restriction on Transferability.  None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution, or to an inter vivos trust with respect to which the Participant is treated as the owner under Sections 671 through 677 of the Code, except to the extent that Section 16 of the Exchange Act limits a Participant's right to make such transfers), pledged or sold prior to lapse of the restrictions applicable thereto.

     (d)           Delivery of Shares Upon Vesting.  Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, or at such earlier time as provided under the provisions of Section 7.04, the restrictions applicable to the Restricted Shares shall lapse.  As promptly as administratively feasible thereafter, subject to the requirements of Section 11.05, the Company shall deliver to the Participant or, in case of the Participant's death, to the Participant's Beneficiary, one or more share certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

     (e)           Forfeiture of Restricted Shares.  Subject to Sections 7.02(f) and 7.04, all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company or an Affiliate as an employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Award Agreement.  The Committee shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.

     (f)           Waiver of Forfeiture Period.  Notwithstanding anything contained in this Article VII to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, disability or Retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Committee shall deem appropriate.

7.03.           Restricted Stock Units.

     (a)           Settlement of Restricted Stock Units.  Payments shall be made to Participants with respect to their Restricted Stock Units as soon as practicable after the Committee has determined that the terms and conditions applicable to such Award have been satisfied or at a later date if distribution has been deferred.  Payments to Participants with respect to Restricted Stock Units shall be made in the form of Common Stock, or cash or a combination of both, as the Committee may determine.  The amount of any cash to be paid in lieu of Common Stock shall be determined on the basis of the Fair Market Value of the Common Stock on the date any such payment is processed.  As to shares of Common Stock which constitute all or any part of such payment, the Committee may impose such restrictions concerning their transferability and/or their forfeiture as may be provided in the applicable Award Agreement or as the Committee may otherwise determine, provided such determination is made on or before the date certificates for such shares are first delivered to the applicable Participant.

     (b)           Shareholder Rights.  Until the lapse or release of all restrictions applicable to an Award of Restricted Stock Units, no shares of Common Stock shall be issued in respect of such Awards and no Participant shall have any rights as a shareholder of the Company with respect to the shares of Common Stock covered by such Award of Restricted Stock Units.

     (c)           Waiver of Forfeiture Period.  Notwithstanding anything contained in this Section 7.03 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of shares issuable upon settlement of the Restricted Stock Units constituting an Award) as the Committee shall deem appropriate.

     (d)           Deferral of Payment.  If approved by the Committee and set forth in the applicable Award Agreement, a Participant may elect to defer the amount payable with respect to the Participant’s Restricted Stock Units in accordance with such terms as may be established by the Committee, subject to the requirements of Section 409A of the Code.

7.04           Change in Control.  Unless otherwise provided by the Committee in the applicable Award Agreement, no acceleration of the termination of any of the restrictions applicable to Restricted Shares and Restricted Stock Unit Awards shall occur in the event of a Change in Control.

ARTICLE VIII

PERFORMANCE AWARDS

8.01.           Performance Awards.

     (a)           Award Periods and Calculations of Potential Incentive Amounts.  The Committee may grant Performance Awards to Participants.  A Performance Award shall consist of the right to receive a payment (measured by the Fair Market Value of a specified number of shares of Common Stock, increases in such Fair Market Value during the Award Period and/or a fixed cash amount) contingent upon the extent to which certain predetermined performance targets have been met during an Award Period.  The Award Period shall be two or more fiscal or calendar years as determined by the Committee.  The Committee, in its discretion and under such terms as it deems appropriate, may permit newly eligible Participants, such as those who are promoted or newly hired, to receive Performance Awards after an Award Period has commenced.

     (b)           Performance Targets.  Subject to Section 11.18, the performance targets applicable to a Performance Award may include such goals related to the performance of the Company or, where relevant, any one or more of its Subsidiaries or divisions and/or the performance of a Participant as may be established by the Committee in its discretion.  In the case of Performance Awards to "covered employees" (as defined in Section 162(m) of the Code), the targets will be limited to specified levels of one or more of the Performance Goals.  The performance targets established by the Committee may vary for different Award Periods and need not be the same for each Participant receiving a Performance Award in an Award Period.

     (c)           Earning Performance Awards.  The Committee, at or as soon as practicable after the Date of Grant, shall prescribe a formula to determine the percentage of the Performance Award to be earned based upon the degree of attainment of the applicable performance targets.

     (d)           Payment of Earned Performance Awards.  Subject to the requirements of Section 11.05, payments of earned Performance Awards shall be made in cash or Common Stock, or a combination of cash and Common Stock, in the discretion of the Committee.  The Committee, in its sole discretion, may define, and set forth in the applicable Award Agreement, such terms and conditions with respect to the payment of earned Performance Awards as it may deem desirable.

8.02.           Termination of Service.  In the event of a Participant’s Termination of Service during an Award Period, the Participant’s Performance Awards shall be forfeited except as may otherwise be provided in the applicable Award Agreement.

8.03.           Change in Control.  Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, no accelerated vesting of any Performance Awards outstanding on the date of such Change in Control shall occur.

ARTICLE IX

OTHER STOCK-BASED AWARDS

     9.01.        Grant of Other Stock-Based Awards.  Other stock-based awards, consisting of stock purchase rights (with or without loans to Participants by the Company containing such terms as the Committee shall determine), Awards of Common Stock, or Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of the Awards.  Any such Award shall be confirmed by an Award Agreement executed by the Committee and the Participant, which Award Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

9.02.           Terms of Other Stock-Based Awards.  In addition to the terms and conditions specified in the Award Agreement, Awards made pursuant to this Article IX shall be subject to the following:

     (a)           Any Common Stock subject to Awards made under this Article IX may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses; and

     (b)           If specified by the Committee in the Award Agreement, the recipient of an Award under this Article IX shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Common Stock or other securities covered by the Award; and

     (c)           The Award Agreement with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of a Termination of Service prior to the exercise, payment or other settlement of such Award, whether such termination occurs because of Retirement, disability, death or other reason, with such provisions to take account of the specific nature and purpose of the Award.

ARTICLE X

SHORT-TERM CASH INCENTIVE AWARDS

10.01.           Eligibility.  Executive officers of the Company who are from time to time determined by the Committee to be "covered employees" for purposes of Section 162(m) of the Code will be eligible to receive short-term cash incentive awards under this Article X.

10.02.           Awards.

      (a)           Performance Targets.  The Committee shall establish objective performance targets based on specified levels of one or more of the Performance Goals.  Such performance targets shall be established by the Committee on a timely basis to ensure that the targets are considered "preestablished" for purposes of Section 162(m) of the Code.

     (b)           Amounts of Awards.  In conjunction with the establishment of performance targets for a fiscal year or such other short-term performance period established by the Committee, the Committee shall adopt an objective formula (on the basis of percentages of Participants' salaries, shares in a bonus pool or otherwise) for computing the respective amounts payable under the Plan to Participants if and to the extent that the performance targets are attained.  Such formula shall comply with the requirements applicable to performance-based compensation plans under Section 162(m) of the Code and, to the extent based on percentages of a bonus pool, such percentages shall not exceed 100% in the aggregate.

     (c)           Payment of Awards.  Awards will be payable to Participants in cash each year upon prior written certification by the Committee of attainment of the specified performance targets for the preceding fiscal year or other applicable performance period.

     (d)           Negative Discretion.  Notwithstanding the attainment by the Company of the specified performance targets, the Committee shall have the discretion, which need not be exercised uniformly among the Participants, to reduce or eliminate the award that would be otherwise paid.

     (e)           Guidelines.  The Committee may adopt from time to time written policies for its implementation of this Article X.  Such guidelines shall reflect the intention of the Company that all payments hereunder qualify as performance-based compensation under Section 162(m) of the Code.

     (f)           Non-Exclusive Arrangement.  The adoption and operation of this Article X shall not preclude the Board or the Committee from approving other short-term incentive compensation arrangements for the benefit of individuals who are Participants hereunder as the Board or Committee, as the case may be, deems appropriate and in the best of the Company.

ARTICLE XI

TERMS APPLICABLE GENERALLY TO AWARDS

GRANTED UNDER THE PLAN

11.01.           Plan Provisions Control Award Terms.  Except as provided in Section 11.16, the terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Committee have the power to grant any Award under the Plan which is contrary to any of the provisions of the Plan.  In the event any provision of any Award granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Award, the term in the Plan as constituted on the Date of Grant of such Award shall control.  Except as provided in Section 11.03 and Section 11.07, the terms of any Award granted under the Plan may not be changed after the Date of Grant of such Award so as to materially decrease the value of the Award without the express written approval of the holder.

11.02.           Award Agreement.  No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or received any other Award acknowledgment authorized by the Committee expressly granting the Award to such person and containing provisions setting forth the terms of the Award.

11.03.           Modification of Award After Grant.  No Award granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Award) after the Date of Grant except by express written agreement between the Company and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

11.04.           Limitation on Transfer.  Except as provided in Section 7.01(c) in the case of Restricted Shares, a Participant's rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, and during the lifetime of a Participant, only the Participant personally (or the Participant's personal representative) may exercise rights under the Plan.  The Participant's Beneficiary may exercise the Participant's rights to the extent they are exercisable under the Plan following the death of the Participant. Notwithstanding the foregoing, to the extent permitted under Section 16(b) of the Exchange Act with respect to Participants subject to such Section, the Committee may grant Non-Qualified Stock Options that are transferable, without payment of consideration, to immediate family members of the Participant or to trusts or partnerships for such family members, and the Committee may also amend outstanding Non-Qualified Stock Options to provide for such transferability.

11.05.           Taxes.  The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any amount payable and/or shares issuable under such Participant's Award, or with respect to any income recognized upon a disqualifying disposition of shares received pursuant to the exercise of an Incentive Stock Option, and the Company may defer payment or issuance of the cash or shares upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee and shall be payable by the Participant at such time as the Committee determines in accordance with the following rules:

(a)           The Participant shall have the right to elect to meet his or her withholding requirement (i) by having withheld from such Award at the appropriate time that number of shares of Common Stock, rounded down to the nearest whole share, whose Fair Market Value is equal to the amount of withholding taxes due, (ii) by direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to such Award or (iii) by a combination of shares and cash.

(b)           In the case of Participants who are subject to Section 16 of the Exchange Act, the Committee may impose such limitations and restrictions as it deems necessary or appropriate with respect to the delivery or withholding of shares of Common Stock to meet tax withholding obligations.

11.06.     Surrender of Awards; Authorization of Repricing.  Any Award granted under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and the holder approve.  Without requiring shareholder approval, the Committee may substitute a new Award under this Plan in connection with the surrender by the Participant of an equity compensation award previously granted under this Plan or any other plan sponsored by the Company, including the substitution or grant of (i) an Option or Stock Appreciation Right with a lower exercise price than the Option or Stock Appreciation Right being surrendered, (ii) a different type of Award upon the surrender or cancellation of an Option or Stock Appreciation Right with an exercise price above the Fair Market Value of the underlying Common Stock on the date of such substitution or grant, or (iii) any other Award constituting a repricing of an Option or Stock Appreciation Right.

11.07.     Adjustments to Reflect Capital Changes.

(a)           Recapitalization.  In the event of any corporate event or transaction (including, but not limited to, a change in the Common Stock or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, a combination or exchange of Common Stock, dividend in kind, or other like change in capital structure, number of outstanding shares of Common Stock, distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants’ rights under this Plan, shall make equitable and appropriate adjustments and substitutions, as applicable, to or of the number and kind of shares subject to outstanding Awards, the Purchase Price or Exercise Price for such shares, the number and kind of shares available for future issuance under the Plan and the maximum number of shares in respect of which Awards can be made to any Participant in any calendar year, and other determinations applicable to outstanding Awards.  The Committee shall have the power and sole discretion to determine the amount of the adjustment to be made in each case.

(b)           Merger.  In the event that the Company is a party to a Merger, outstanding Awards shall be subject to the agreement of merger or reorganization.  Such agreement may provide, without limitation, for the continuation of outstanding Awards by the Company (if the Company is a surviving corporation), for their assumption by the surviving corporation or its parent or subsidiary, for the substitution by the surviving corporation or its parent or subsidiary of its own awards for such Awards, for accelerated vesting and accelerated expiration, or for settlement in cash or cash equivalents.

(c)           Options to Purchase Shares or Stock of Acquired Companies.  After any Merger in which the Company or an Affiliate shall be a surviving corporation, the Committee may grant substituted options under the provisions of the Plan, pursuant to Section 424 of the Code, replacing old options granted under a plan of another party to the Merger whose shares or stock subject to the old options may no longer be issued following the Merger.  The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion.  Any such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to any Options.

11.08.     No Right to Continued Service.  No person shall have any claim of right to be granted an Award under this Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the service of the Company or any of its Subsidiaries.

11.09.      Awards Not Includable for Benefit Purposes.  Payments received by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance or other benefit plan applicable to the Participant which is maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by the Board.

11.10.     Governing Law.  All determinations made and actions taken pursuant to the Plan shall be governed by the laws of Delaware and construed in accordance therewith.

11.11.      No Strict Construction.  No rule of strict construction shall be implied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

11.12.      Compliance with Rule 16b-3.  It is intended that, unless the Committee determines otherwise, Awards under the Plan be eligible for exemption under Rule 16b-3.  The Board is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications as it deems necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

11.13.     Captions.  The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

11.14.     Severability.  Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.

11.15.    Amendment and Termination.

(a)           Amendment.  The Board shall have complete power and authority to amend the Plan at any time; provided, however, that the Board shall not, without the requisite affirmative approval of stockholders of the Company, make any amendment which requires stockholder approval under the Code or under any other applicable law or rule of any stock exchange which lists Common Stock or Company Voting Securities.  No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Award.

(b)           Termination.  The Board shall have the right and the power to terminate the Plan at any time. No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Award to the same extent such Award would have been exercisable had the Plan not terminated.

11.16.    Foreign Qualified Awards.  Awards under the Plan may be granted to such employees of the Company and its Subsidiaries who are residing in foreign jurisdictions as the Committee in its sole discretion may determine from time to time. The Committee may adopt such supplements to the Plan as may be necessary or appropriate to comply with the applicable laws of such foreign jurisdictions and to afford Participants favorable treatment under such laws; provided, however, that no Award shall be granted under any such supplement with terms or conditions inconsistent with the provision set forth in the Plan.

11.17.    Dividend Equivalents.  For any Award granted under the Plan, the Committee shall have the discretion, upon the Date of Grant or thereafter, to establish a Dividend Equivalent Account with respect to the Award, and the applicable Award Agreement or an amendment thereto shall confirm such establishment.  If a Dividend Equivalent Account is established, the following terms shall apply:

(a)           Terms and Conditions.  Dividend Equivalent Accounts shall be subject to such terms and conditions as the Committee shall determine and as shall be set forth in the applicable Award Agreement.  Such terms and conditions may include, without limitation, for the Participant’s Account to be credited as of the record date of each cash dividend on the Common Stock with an amount equal to the cash dividends which would be paid with respect to the number of shares of Common Stock then covered by the related Award if such shares of Common Stock had been owned of record by the Participant on such record date.

(b)           Unfunded Obligation.  Dividend Equivalent Accounts shall be established and maintained only on the books and records of the Company and no assets or funds of the Company shall be set aside, placed in trust, removed from the claims of the Company's general creditors, or otherwise made available until such amounts are actually payable as provided hereunder.

11.18      Adjustment of Performance Goals and Targets.  Notwithstanding any provision of the Plan to the contrary, the Committee shall have the authority to adjust any Performance Goal, performance target or other performance-based criteria established with respect to any Award under the Plan if circumstances occur (including, but not limited to, unusual or nonrecurring events, changes in tax laws or accounting principles or practices or changed business or economic conditions) that cause any such Performance Goal, performance target or performance-based criteria to be inappropriate in the judgment of the Committee; provided, that with respect to any Award that is intended to qualify for the "performance-based compensation" exception under Section 162(m) of the Code and the regulations thereunder, any adjustment by the Committee shall be consistent with the requirements of Section 162(m) and the regulations thereunder.

11.19      Legality of Issuance.  Notwithstanding any provision of this Plan or any applicable Award Agreement to the contrary, the Committee shall have the sole discretion to impose such conditions, restrictions and limitations (including suspending exercises of Options or Stock Appreciation Rights and the tolling of any applicable exercise period during such suspension) on the issuance of Common Stock with respect to any Award unless and until the Committee determines that such issuance complies with (i) any applicable registration requirements under the Securities Act of 1933, as amended, or the Committee has determined that an exemption therefrom is available, (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed, (iii) any applicable Company policy or administrative rules, and (iv) any other applicable provision of state, federal or foreign law, including foreign securities laws where applicable.

11.20      Restrictions on Transfer.  Regardless of whether the offering and sale of Common Stock under the Plan have been registered under the Securities Act of 1933, as amended, or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Common Stock (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act of 1933, as amended, the securities laws of any state, the United States or any other applicable foreign law.

11.21      Further Assurances.  As a condition to receipt of any Award under the Plan, a Participant shall agree, upon demand of the Company, to do all acts and execute, deliver and perform all additional documents, instruments and agreements which may be reasonably required by the Company, to implement the provisions and purposes of the Plan.

ANNUAL MEETING OF STOCKHOLDERS OF
ZST DIGITAL NETWORKS, INC.

August 17, 2011 (China Time)

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3.  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. ☐

1.	Election of	FOR ALL	WITHHOLD	FOR ALL EXCEPT	NOMINEE:
	Directors	THE	AUTHORITY
		NOMINEES	FOR ALL
			NOMINEES	(See instructions
below)

		☐	☐	☐	☐ Zhong Bo
☐ Zhong Lin
☐ Yang Ai Mei
☐ Tian Li Zhi
☐ Liu Hui Fang
☐ Zhang Jian’sheng

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and check the box next to each nominee(s) you wish to withhold, as shown here: ☒

2.	Approve the appointment of BDO China Li Xin Da Hua CPA Co., Ltd. as the Company’s independent registered public accounting firm for the year ending December 31, 2011.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	Approve the increase of number of shares authorized for issuance under the ZST Digital Networks, Inc. 2010 Omnibus Incentive Plan from 500,000 to 1,000,000.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Each of the persons named as proxies herein are authorized, in such person’s discretion, to vote upon such other matters as may properly come before the Annual Meeting, or any adjournments thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Please check here if you plan to attend the Annual Meeting.             ☐

Signature of		Signature of
Stockholder: ____________	Date: ________	Stockholder: ____________	Date: ________

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ZST DIGITAL NETWORKS, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 17, 2011 (CHINA TIME)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) of ZST Digital Networks, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated July 15, 2011, and hereby appoints Zhong Bo, our Chief Executive Officer and Chairman of the Board, and Henry H. Ngan, our Chief Financial Officer, or either of them acting singly in the absence of the other, with full power of substitution, as attorneys-in-fact and proxies for, and in the name and place of, the undersigned, and hereby authorizes each of them to represent and to vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of ZST Digital Networks, Inc. to be held on August 17, 2011, at 10 a.m., local time, and at any adjournments thereof, upon the matters as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1, FOR APPROVAL OF PROPOSAL 2 AS DESCRIBED IN THE PROXY AND FOR APPROVAL OF PROPOSAL 3 AS DESCRIBED IN THE PROXY, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(continued, and to be signed and dated, on reverse side)